Supplemental Information
Second Quarter 2021

Current-period information is preliminary and based on company data available at the time of the earnings presentation. It speaks only as of the particular date or dates included in the accompanying pages. Bank of America Corporation (the Corporation) does not undertake an obligation to, and disclaims any duty to, update any of the information provided. Any forward-looking statements in this information are subject to the forward-looking language contained in the Corporation’s reports filed with the SEC pursuant to the Securities Exchange Act of 1934, which are available at the SEC’s website (www.sec.gov) or at the Corporation’s website (www.bankofamerica.com). The Corporation’s future financial performance is subject to risks and uncertainties as described in its SEC filings.

Bank of America Corporation and Subsidiaries
Consolidated Financial Highlights
(In millions, except per share information)
	Six Months Ended June 30		Second Quarter 2021	First Quarter 2021	Fourth Quarter 2020	Third Quarter 2020	Second Quarter 2020
	2021	2020
Income statement
Net interest income	$20,430	$22,978	$10,233	$10,197	$10,253	$10,129	$10,848
Noninterest income	23,857	22,115	11,233	12,624	9,846	10,207	11,478
Total revenue, net of interest expense	44,287	45,093	21,466	22,821	20,099	20,336	22,326
Provision for credit losses	(3,481)	9,878	(1,621)	(1,860)	53	1,389	5,117
Noninterest expense	30,560	26,885	15,045	15,515	13,927	14,401	13,410
Income before income taxes	17,208	8,330	8,042	9,166	6,119	4,546	3,799
Pretax, pre-provision income (1)	13,727	18,208	6,421	7,306	6,172	5,935	8,916
Income tax expense	(66)	787	(1,182)	1,116	649	(335)	266
Net income	17,274	7,543	9,224	8,050	5,470	4,881	3,533
Preferred stock dividends	750	718	260	490	262	441	249
Net income applicable to common shareholders	16,524	6,825	8,964	7,560	5,208	4,440	3,284
Diluted earnings per common share	1.90	0.77	1.03	0.86	0.59	0.51	0.37
Average diluted common shares issued and outstanding	8,776.2	8,813.3	8,735.5	8,755.6	8,785.0	8,777.5	8,768.1
Dividends paid per common share	$0.36	$0.36	$0.18	$0.18	$0.18	$0.18	$0.18

Performance ratios
Return on average assets	1.18%	0.58%	1.23%	1.13%	0.78%	0.71%	0.53%
Return on average common shareholders’ equity	13.31	5.67	14.33	12.28	8.39	7.24	5.44
Return on average shareholders’ equity	12.70	5.71	13.47	11.91	8.03	7.26	5.34
Return on average tangible common shareholders’ equity (2)	18.51	7.97	19.90	17.08	11.73	10.16	7.63
Return on average tangible shareholders’ equity (2)	17.07	7.76	18.11	16.01	10.84	9.84	7.23
Efficiency ratio	69.00	59.62	70.09	67.98	69.29	70.81	60.06

At period end
Book value per share of common stock	$29.89	$27.96	$29.89	$29.07	$28.72	$28.33	$27.96
Tangible book value per share of common stock (2)	21.61	19.90	21.61	20.90	20.60	20.23	19.90
Market capitalization	349,925	205,772	349,925	332,337	262,206	208,656	205,772
Number of financial centers - U.S.	4,296	4,298	4,296	4,324	4,312	4,309	4,298
Number of branded ATMs - U.S.	16,795	16,862	16,795	16,905	16,904	16,962	16,862
Headcount	211,608	212,796	211,608	212,201	212,505	211,225	212,796

(1)    Pretax, pre-provision income (PTPI) is a non-GAAP financial measure calculated by adjusting pretax income to add back provision for credit losses. Management believes that PTPI is a useful financial measure because it enables an assessment of the Corporation's ability to generate earnings to cover credit losses through a credit cycle.
(2)    Tangible equity ratios and tangible book value per share of common stock are non-GAAP financial measures. We believe the use of ratios that utilize tangible equity provides additional useful information because they present measures of those assets that can generate income. Tangible book value per share provides additional useful information about the level of tangible assets in relation to outstanding shares of common stock. (See Exhibit A: Non-GAAP Reconciliations - Reconciliations to GAAP Financial Measures on page 33.)

Certain prior-period amounts have been reclassified to conform to current-period presentation.

Current-period information is preliminary and based on company data available at the time of the presentation.	2

Bank of America Corporation and Subsidiaries
Consolidated Statement of Income
(In millions, except per share information)
	Six Months Ended June 30		Second Quarter 2021	First Quarter 2021	Fourth Quarter 2020	Third Quarter 2020	Second Quarter 2020
	2021	2020
Net interest income
Interest income	$22,782	$28,638	$11,387	$11,395	$11,461	$11,486	$12,540
Interest expense	2,352	5,660	1,154	1,198	1,208	1,357	1,692
Net interest income	20,430	22,978	10,233	10,197	10,253	10,129	10,848

Noninterest income
Fees and commissions	19,241	16,713	9,705	9,536	9,061	8,777	8,392
Market making and similar activities	5,355	5,294	1,826	3,529	1,372	1,689	2,487
Other income (loss)	(739)	108	(298)	(441)	(587)	(259)	599
Total noninterest income	23,857	22,115	11,233	12,624	9,846	10,207	11,478
Total revenue, net of interest expense	44,287	45,093	21,466	22,821	20,099	20,336	22,326

Provision for credit losses	(3,481)	9,878	(1,621)	(1,860)	53	1,389	5,117

Noninterest expense
Compensation and benefits	18,389	16,335	8,653	9,736	8,190	8,200	7,994
Occupancy and equipment	3,589	3,504	1,759	1,830	1,839	1,798	1,802
Information processing and communications	2,873	2,474	1,448	1,425	1,415	1,333	1,265
Product delivery and transaction related	1,953	1,588	976	977	915	930	811
Marketing	1,181	930	810	371	463	308	492
Professional fees	829	756	426	403	488	450	381
Other general operating	1,746	1,298	973	773	617	1,382	665
Total noninterest expense	30,560	26,885	15,045	15,515	13,927	14,401	13,410
Income before income taxes	17,208	8,330	8,042	9,166	6,119	4,546	3,799
Income tax expense	(66)	787	(1,182)	1,116	649	(335)	266
Net income	$17,274	$7,543	$9,224	$8,050	$5,470	$4,881	$3,533
Preferred stock dividends	750	718	260	490	262	441	249
Net income applicable to common shareholders	$16,524	$6,825	$8,964	$7,560	$5,208	$4,440	$3,284

Per common share information
Earnings	$1.91	$0.78	$1.04	$0.87	$0.60	$0.51	$0.38
Diluted earnings	1.90	0.77	1.03	0.86	0.59	0.51	0.37
Average common shares issued and outstanding	8,660.4	8,777.6	8,620.8	8,700.1	8,724.9	8,732.9	8,739.9
Average diluted common shares issued and outstanding	8,776.2	8,813.3	8,735.5	8,755.6	8,785.0	8,777.5	8,768.1

Consolidated Statement of Comprehensive Income
(Dollars in millions)
	Six Months Ended June 30		Second Quarter 2021	First Quarter 2021	Fourth Quarter 2020	Third Quarter 2020	Second Quarter 2020
	2021	2020
Net income	$17,274	$7,543	$9,224	$8,050	$5,470	$4,881	$3,533
Other comprehensive income (loss), net-of-tax:
Net change in debt securities	(1,090)	4,693	(250)	(840)	5	101	(102)
Net change in debit valuation adjustments	265	53	149	116	(493)	(58)	(1,293)
Net change in derivatives	(699)	732	415	(1,114)	18	76	315
Employee benefit plan adjustments	120	100	69	51	(242)	44	57
Net change in foreign currency translation adjustments	(3)	(107)	26	(29)	34	21	(19)
Other comprehensive income (loss)	(1,407)	5,471	409	(1,816)	(678)	184	(1,042)
Comprehensive income	$15,867	$13,014	$9,633	$6,234	$4,792	$5,065	$2,491

Certain prior-period amounts have been reclassified to conform to current-period presentation.

Current-period information is preliminary and based on company data available at the time of the presentation.	3

Bank of America Corporation and Subsidiaries
Net Interest Income and Noninterest Income
(Dollars in millions)
	Six Months Ended June 30		Second Quarter 2021	First Quarter 2021	Fourth Quarter 2020	Third Quarter 2020	Second Quarter 2020
	2021	2020
Net interest income
Interest income
Loans and leases	$14,357	$18,532	$7,123	$7,234	$7,603	$7,894	$8,569
Debt securities	5,550	5,283	2,820	2,730	2,377	2,130	2,440
Federal funds sold and securities borrowed or purchased under agreements to resell	(49)	845	(42)	(7)	3	55	26
Trading account assets	1,826	2,255	954	872	925	948	1,008
Other interest income	1,098	1,723	532	566	553	459	497
Total interest income	22,782	28,638	11,387	11,395	11,461	11,486	12,540

Interest expense
Deposits	261	1,557	128	133	159	227	373
Short-term borrowings	(164)	1,048	(85)	(79)	(37)	(24)	(72)
Trading account liabilities	539	552	293	246	210	212	223
Long-term debt	1,716	2,503	818	898	876	942	1,168
Total interest expense	2,352	5,660	1,154	1,198	1,208	1,357	1,692
Net interest income	$20,430	$22,978	$10,233	$10,197	$10,253	$10,129	$10,848

Noninterest income
Fees and commissions
Card income
Interchange fees (1)	$2,277	$1,622	$1,210	$1,067	$1,160	$1,172	$830
Other card income	744	899	376	368	407	396	419
Total card income	3,021	2,521	1,586	1,435	1,567	1,568	1,249
Service charges
Deposit-related fees	3,052	2,926	1,557	1,495	1,550	1,515	1,299
Lending-related fees	614	539	317	297	309	302	263
Total service charges	3,666	3,465	1,874	1,792	1,859	1,817	1,562
Investment and brokerage services
Asset management fees	6,158	5,165	3,156	3,002	2,803	2,740	2,483
Brokerage fees	2,028	2,015	967	1,061	968	883	939
Total investment and brokerage services	8,186	7,180	4,123	4,063	3,771	3,623	3,422
Investment banking fees
Underwriting income	2,860	2,371	1,314	1,546	1,088	1,239	1,523
Syndication fees	701	501	401	300	227	133	230
Financial advisory services	807	675	407	400	549	397	406
Total investment banking fees	4,368	3,547	2,122	2,246	1,864	1,769	2,159
Total fees and commissions	19,241	16,713	9,705	9,536	9,061	8,777	8,392
Market making and similar activities	5,355	5,294	1,826	3,529	1,372	1,689	2,487
Other income (loss)	(739)	108	(298)	(441)	(587)	(259)	599
Total noninterest income	$23,857	$22,115	$11,233	$12,624	$9,846	$10,207	$11,478

(1)Gross interchange fees and merchant income were $5.4 billion and $4.3 billion and are presented net of $3.1 billion and $2.7 billion of expenses for rewards and partner payments as well as certain other card costs for the six months ended June 30, 2021 and 2020. Gross interchange fees and merchant income were $2.9 billion, $2.5 billion, $2.5 billion, $2.4 billion and $2.0 billion and are presented net of $1.7 billion, $1.4 billion, $1.5 billion, $1.4 billion and $1.2 billion of expenses for rewards and partner payments as well as certain other card costs for the second and first quarters of 2021 and the fourth, third and second quarters of 2020, respectively.

Certain prior-period amounts have been reclassified to conform to current-period presentation.

Current-period information is preliminary and based on company data available at the time of the presentation.	4

Bank of America Corporation and Subsidiaries
Consolidated Balance Sheet
(Dollars in millions)
	June 30 2021	March 31 2021	June 30 2020
Assets
Cash and due from banks	$30,327	$33,560	$33,915
Interest-bearing deposits with the Federal Reserve, non-U.S. central banks and other banks	229,703	292,541	255,431
Cash and cash equivalents	260,030	326,101	289,346
Time deposits placed and other short-term investments	7,356	7,859	6,071
Federal funds sold and securities borrowed or purchased under agreements to resell	268,594	259,147	451,179
Trading account assets	291,733	276,881	226,465
Derivative assets	41,498	45,898	45,184
Debt securities:
Carried at fair value	288,913	280,912	202,912
Held-to-maturity, at cost	651,401	576,000	268,949
Total debt securities	940,314	856,912	471,861
Loans and leases	918,928	903,088	998,944
Allowance for loan and lease losses	(14,095)	(16,168)	(19,389)
Loans and leases, net of allowance	904,833	886,920	979,555
Premises and equipment, net	10,747	10,803	10,790
Goodwill	69,023	68,951	68,951
Loans held-for-sale	8,277	7,895	7,381
Customer and other receivables	67,967	66,404	55,392
Other assets	159,522	156,221	129,513
Total assets	$3,029,894	$2,969,992	$2,741,688

Liabilities
Deposits in U.S. offices:
Noninterest-bearing	$719,481	$703,822	$580,667
Interest-bearing	1,076,355	1,079,551	1,048,012
Deposits in non-U.S. offices:
Noninterest-bearing	25,190	22,423	15,082
Interest-bearing	88,116	79,142	74,905
Total deposits	1,909,142	1,884,938	1,718,666
Federal funds purchased and securities loaned or sold under agreements to repurchase	213,787	199,443	179,024
Trading account liabilities	110,084	102,788	80,912
Derivative liabilities	38,916	42,325	42,511
Short-term borrowings	21,635	21,724	17,998
Accrued expenses and other liabilities	184,607	193,563	175,302
Long-term debt	274,604	251,211	261,638
Total liabilities	2,752,775	2,695,992	2,476,051
Shareholders’ equity
Preferred stock, $0.01 par value; authorized – 100,000,000 shares; issued and outstanding – 3,887,686, 3,923,686 and 3,887,440 shares	23,441	24,319	23,427
Common stock and additional paid-in capital, $0.01 par value; authorized – 12,800,000,000 shares; issued and outstanding – 8,487,151,465, 8,589,731,470 and 8,664,081,625 shares	79,242	83,071	85,794
Retained earnings	177,499	170,082	157,578
Accumulated other comprehensive income (loss)	(3,063)	(3,472)	(1,162)
Total shareholders’ equity	277,119	274,000	265,637
Total liabilities and shareholders’ equity	$3,029,894	$2,969,992	$2,741,688

Assets of consolidated variable interest entities included in total assets above (isolated to settle the liabilities of the variable interest entities)
Trading account assets	$4,418	$4,530	$4,390
Loans and leases	16,970	19,346	25,532
Allowance for loan and lease losses	(1,047)	(1,261)	(1,869)
Loans and leases, net of allowance	15,923	18,085	23,663
All other assets	1,134	1,387	563
Total assets of consolidated variable interest entities	$21,475	$24,002	$28,616

Liabilities of consolidated variable interest entities included in total liabilities above
Short-term borrowings	$324	$338	$739
Long-term debt	5,137	5,286	6,861
All other liabilities	15	11	22
Total liabilities of consolidated variable interest entities	$5,476	$5,635	$7,622

Certain prior-period amounts have been reclassified to conform to current-period presentation.

Current-period information is preliminary and based on company data available at the time of the presentation.	5

Bank of America Corporation and Subsidiaries
Capital Management
(Dollars in millions)
	June 30 2021	March 31 2021	June 30 2020
Risk-based capital metrics (1):
Standardized Approach
Common equity tier 1 capital	$178,818	$177,789	$171,020
Tier 1 capital	202,245	201,224	194,441
Total capital	234,484	236,000	233,764
Risk-weighted assets	1,552,869	1,508,057	1,475,133
Common equity tier 1 capital ratio	11.5%	11.8%	11.6%
Tier 1 capital ratio	13.0	13.3	13.2
Total capital ratio	15.1	15.6	15.8

Advanced Approaches
Common equity tier 1 capital	$178,818	$177,789	$171,020
Tier 1 capital	202,245	201,224	194,441
Total capital	227,740	227,693	223,225
Risk-weighted assets	1,380,382	1,365,368	1,503,565
Common equity tier 1 capital ratio	13.0%	13.0%	11.4%
Tier 1 capital ratio	14.7	14.7	12.9
Total capital ratio	16.5	16.7	14.8

Leverage-based metrics (1):
Adjusted average assets	$2,938,476	$2,805,021	$2,632,225
Tier 1 leverage ratio	6.9%	7.2%	7.4%

Supplementary leverage exposure	$3,443,870	$2,868,314	$2,756,799
Supplementary leverage ratio	5.9%	7.0%	7.1%

Tangible equity ratio (2)	7.0	7.0	7.3
Tangible common equity ratio (2)	6.2	6.2	6.5

(1)Regulatory capital ratios at June 30, 2021 are preliminary. We report regulatory capital ratios under both the Standardized and Advanced approaches. The approach that yields the lower ratio is used to assess capital adequacy. Supplementary leverage exposure at March 31, 2021 and June 30, 2020 excludes U.S. Treasury securities and deposits at Federal Reserve Banks.
(2)Tangible equity ratio equals period-end tangible shareholders’ equity divided by period-end tangible assets. Tangible common equity ratio equals period-end tangible common shareholders’ equity divided by period-end tangible assets. Tangible shareholders’ equity and tangible assets are non-GAAP financial measures. We believe the use of ratios that utilize tangible equity provides additional useful information because they present measures of those assets that can generate income. (See Exhibit A: Non-GAAP Reconciliations - Reconciliation to GAAP Financial Measures on page 33.)

Certain prior-period amounts have been reclassified to conform to current-period presentation.

Current-period information is preliminary and based on company data available at the time of the presentation.	6

Bank of America Corporation and Subsidiaries
Capital Composition under Basel 3
(Dollars in millions)
	June 30 2021	March 31 2021	June 30 2020
Total common shareholders' equity	$253,678	$249,681	$242,210
CECL transitional amount (1)	2,994	3,544	4,302
Goodwill, net of related deferred tax liabilities	(68,638)	(68,565)	(68,570)
Deferred tax assets arising from net operating loss and tax credit carryforwards	(7,641)	(5,904)	(5,263)
Intangibles, other than mortgage servicing rights, net of related deferred tax liabilities	(1,662)	(1,604)	(1,221)
Defined benefit pension plan net assets	(1,196)	(1,181)	(1,025)
Cumulative unrealized net (gain) loss related to changes in fair value of financial liabilities attributable to own creditworthiness, net-of-tax	1,499	1,625	1,108
Other	(216)	193	(521)
Common equity tier 1 capital	178,818	177,789	171,020
Qualifying preferred stock, net of issuance cost	23,440	23,440	23,426
Other	(13)	(5)	(5)
Tier 1 capital	202,245	201,224	194,441
Tier 2 capital instruments	20,669	21,137	23,424
Qualifying allowance for credit losses	11,993	13,642	15,917
Other	(423)	(3)	(18)
Total capital under the Standardized approach	234,484	236,000	233,764
Adjustment in qualifying allowance for credit losses under the Advanced approaches (2)	(6,744)	(8,307)	(10,539)
Total capital under the Advanced approaches	$227,740	$227,693	$223,225

(1)Includes the impact of the Corporation's adoption of the current expected credit losses (CECL) accounting standard on January 1, 2020 and 25 percent of the increase in reserves since the initial adoption.
(2)Includes the impact of transition provisions related to the CECL accounting standard.

Certain prior-period amounts have been reclassified to conform to current-period presentation.

Current-period information is preliminary and based on company data available at the time of the presentation.	7

Bank of America Corporation and Subsidiaries
Quarterly Average Balances and Interest Rates – Fully Taxable-equivalent Basis
(Dollars in millions)
	Second Quarter 2021			First Quarter 2021			Second Quarter 2020
	Average Balance	Interest Income/ Expense (1)	Yield/ Rate	Average Balance	Interest Income/ Expense (1)	Yield/ Rate	Average Balance	Interest Income/ Expense (1)	Yield/ Rate
Earning assets
Interest-bearing deposits with the Federal Reserve, non-U.S. central banks and other banks	$247,673	$27	0.04%	$278,098	$29	0.04%	$314,661	$33	0.04%
Time deposits placed and other short-term investments	8,079	—	0.02	8,742	4	0.18	8,644	5	0.25
Federal funds sold and securities borrowed or purchased under agreements to resell	270,443	(42)	(0.06)	249,985	(7)	(0.01)	312,404	26	0.03
Trading account assets	152,307	967	2.55	145,089	885	2.47	143,370	1,021	2.86
Debt securities	895,902	2,834	1.27	788,638	2,745	1.41	476,060	2,462	2.10
Loans and leases (2)
Residential mortgage	214,096	1,498	2.80	219,005	1,529	2.80	241,486	1,880	3.11
Home equity	31,621	267	3.39	33,634	281	3.38	39,308	308	3.15
Credit card	73,399	1,876	10.25	74,165	1,947	10.65	86,191	2,140	9.99
Direct/Indirect and other consumer	94,321	561	2.38	91,430	559	2.48	88,962	623	2.81
Total consumer	413,437	4,202	4.07	418,234	4,316	4.17	455,947	4,951	4.36
U.S. commercial	322,633	2,049	2.55	322,010	2,051	2.58	374,965	2,526	2.71
Non-U.S. commercial	96,343	429	1.78	90,904	409	1.83	116,040	578	2.00
Commercial real estate	59,276	371	2.51	59,736	365	2.48	65,515	430	2.64
Commercial lease financing	16,211	108	2.67	16,839	132	3.15	18,920	128	2.71
Total commercial	494,463	2,957	2.40	489,489	2,957	2.45	575,440	3,662	2.56
Total loans and leases	907,900	7,159	3.16	907,723	7,273	3.24	1,031,387	8,613	3.35
Other earning assets	96,364	552	2.30	103,650	577	2.26	72,256	508	2.82
Total earning assets	2,578,668	11,497	1.79	2,481,925	11,506	1.87	2,358,782	12,668	2.16
Cash and due from banks	31,675			33,925			31,256
Other assets, less allowance for loan and lease losses	404,770			363,371			314,148
Total assets	$3,015,113			$2,879,221			$2,704,186
Interest-bearing liabilities
U.S. interest-bearing deposits
Savings	$72,798	$1	0.01%	$67,588	$2	0.01%	$56,931	$2	0.01%
Demand and money market deposit accounts	915,420	78	0.03	889,793	77	0.04	850,274	152	0.07
Consumer CDs and IRAs	36,181	16	0.17	38,207	26	0.28	50,882	123	0.97
Negotiable CDs, public funds and other deposits	53,537	23	0.17	52,780	23	0.18	81,532	56	0.29
Total U.S. interest-bearing deposits	1,077,936	118	0.04	1,048,368	128	0.05	1,039,619	333	0.13
Non-U.S. interest-bearing deposits
Banks located in non-U.S. countries	1,191	—	—	1,030	—	0.12	1,807	—	0.04
Governments and official institutions	204	—	—	199	—	—	183	—	—
Time, savings and other	80,747	10	0.05	80,737	5	0.02	74,158	40	0.21
Total non-U.S. interest-bearing deposits	82,142	10	0.05	81,966	5	0.02	76,148	40	0.21
Total interest-bearing deposits	1,160,078	128	0.04	1,130,334	133	0.05	1,115,767	373	0.13
Federal funds purchased, securities loaned or sold under agreements to repurchase, short-term borrowings and other interest-bearing liabilities	320,314	(85)	(0.11)	293,236	(79)	(0.11)	295,465	(72)	(0.10)
Trading account liabilities	58,823	293	2.01	42,923	246	2.32	40,717	223	2.20
Long-term debt	232,034	818	1.42	220,836	898	1.65	221,167	1,168	2.12
Total interest-bearing liabilities	1,771,249	1,154	0.26	1,687,329	1,198	0.29	1,673,116	1,692	0.41
Noninterest-bearing sources
Noninterest-bearing deposits	728,756			675,413			542,430
Other liabilities (3)	240,476			242,432			222,324
Shareholders’ equity	274,632			274,047			266,316
Total liabilities and shareholders’ equity	$3,015,113			$2,879,221			$2,704,186
Net interest spread			1.53%			1.58%			1.75%
Impact of noninterest-bearing sources			0.08			0.10			0.12
Net interest income/yield on earning assets (4)		$10,343	1.61%		$10,308	1.68%		$10,976	1.87%

(1)Includes the impact of interest rate risk management contracts.
(2)Nonperforming loans are included in the respective average loan balances. Income on these nonperforming loans is generally recognized on a cost recovery basis.
(3)Includes $30.5 billion, $31.3 billion and $35.5 billion of structured notes and liabilities for the second and first quarters of 2021 and the second quarter of 2020, respectively.
(4)Net interest income includes FTE adjustments of $110 million, $111 million and $128 million for the second and first quarters of 2021 and the second quarter of 2020, respectively.

Certain prior-period amounts have been reclassified to conform to current-period presentation.

Current-period information is preliminary and based on company data available at the time of the presentation.	8

Bank of America Corporation and Subsidiaries
Debt Securities
(Dollars in millions)
	June 30, 2021
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
Available-for-sale debt securities
Mortgage-backed securities:
Agency	$56,258	$1,696	$(65)	$57,889
Agency-collateralized mortgage obligations	4,111	123	(8)	4,226
Commercial	18,062	882	(25)	18,919
Non-agency residential	829	33	(10)	852
Total mortgage-backed securities	79,260	2,734	(108)	81,886
U.S. Treasury and agency securities	158,691	1,906	(264)	160,333
Non-U.S. securities	17,165	4	(2)	17,167
Other taxable securities, substantially all asset-backed securities	2,873	46	2	2,921
Total taxable securities	257,989	4,690	(372)	262,307
Tax-exempt securities	15,529	347	(2)	15,874
Total available-for-sale debt securities	273,518	5,037	(374)	278,181
Other debt securities carried at fair value (1)	10,713	113	(94)	10,732
Total debt securities carried at fair value	284,231	5,150	(468)	288,913
Held-to-maturity debt securities, substantially all U.S. agency mortgage-backed securities	651,434	6,613	(8,022)	650,025
Total debt securities	$935,665	$11,763	$(8,490)	$938,938

	March 31, 2021
Available-for-sale debt securities
Mortgage-backed securities:
Agency	$52,395	$2,169	$(30)	$54,534
Agency-collateralized mortgage obligations	4,618	132	(17)	4,733
Commercial	16,013	840	(53)	16,800
Non-agency residential	871	30	(43)	858
Total mortgage-backed securities	73,897	3,171	(143)	76,925
U.S. Treasury and agency securities	158,352	2,161	(492)	160,021
Non-U.S. securities	14,767	7	(6)	14,768
Other taxable securities, substantially all asset-backed securities	2,519	43	(4)	2,558
Total taxable securities	249,535	5,382	(645)	254,272
Tax-exempt securities	16,023	328	(10)	16,341
Total available-for-sale debt securities	265,558	5,710	(655)	270,613
Other debt securities carried at fair value (1)	10,322	143	(166)	10,299
Total debt securities carried at fair value	275,880	5,853	(821)	280,912
Held-to-maturity debt securities, substantially all U.S. agency mortgage-backed securities	576,031	6,895	(13,668)	569,258
Total debt securities	$851,911	$12,748	$(14,489)	$850,170

(1)    Primarily includes non-U.S. securities used to satisfy certain international regulatory requirements.

Certain prior-period amounts have been reclassified to conform to current-period presentation.

Current-period information is preliminary and based on company data available at the time of the presentation.	9

Bank of America Corporation and Subsidiaries
Supplemental Financial Data
(Dollars in millions)

	Six Months Ended June 30		Second Quarter 2021	First Quarter 2021	Fourth Quarter 2020	Third Quarter 2020	Second Quarter 2020
	2021	2020
FTE basis data (1)
Net interest income	$20,651	$23,250	$10,343	$10,308	$10,366	$10,243	$10,976
Total revenue, net of interest expense	44,508	45,365	21,576	22,932	20,212	20,450	22,454
Net interest yield	1.64%	2.09%	1.61%	1.68%	1.71%	1.72%	1.87%
Efficiency ratio	68.66	59.26	69.73	67.65	68.90	70.42	59.72

(1)FTE basis is a non-GAAP financial measure. FTE basis is a performance measure used by management in operating the business that management believes provides investors with a more accurate picture of the interest margin for comparative purposes. The Corporation believes that this presentation allows for comparison of amounts from both taxable and tax-exempt sources and is consistent with industry practices. Net interest income includes FTE adjustments of $221 million and $272 million for the six months ended June 30, 2021 and 2020, $110 million and $111 million for the second and first quarters of 2021, and $113 million, $114 million and $128 million for the fourth, third and second quarters of 2020, respectively.

Certain prior-period amounts have been reclassified to conform to current-period presentation.

Current-period information is preliminary and based on company data available at the time of the presentation.	10

Bank of America Corporation and Subsidiaries
Quarterly Results by Business Segment and All Other
(Dollars in millions)
	Second Quarter 2021
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Net interest income	$10,343	$5,973	$1,354	$1,984	$991	$41
Noninterest income
Fees and commissions:
Card income	1,586	1,312	21	180	74	(1)
Service charges	1,874	851	18	900	103	2
Investment and brokerage services	4,123	78	3,537	40	473	(5)
Investment banking fees	2,122	—	88	1,173	959	(98)
Total fees and commissions	9,705	2,241	3,664	2,293	1,609	(102)
Market making and similar activities	1,826	—	11	28	1,964	(177)
Other income (loss)	(298)	(28)	36	784	156	(1,246)
Total noninterest income (loss)	11,233	2,213	3,711	3,105	3,729	(1,525)
Total revenue, net of interest expense	21,576	8,186	5,065	5,089	4,720	(1,484)
Provision for credit losses	(1,621)	(697)	(62)	(831)	22	(53)
Noninterest expense	15,045	4,859	3,814	2,599	3,471	302
Income (loss) before income taxes	8,152	4,024	1,313	3,321	1,227	(1,733)
Income tax expense (benefit)	(1,072)	986	322	897	319	(3,596)
Net income	$9,224	$3,038	$991	$2,424	$908	$1,863

Average
Total loans and leases	$907,900	$281,767	$193,988	$325,110	$87,826	$19,209
Total assets (1)	3,015,113	1,054,516	380,315	595,498	797,558	187,226
Total deposits	1,888,834	979,072	333,487	506,618	55,584	14,073
Quarter end
Total loans and leases	$918,928	$282,900	$198,361	$323,256	$96,105	$18,306
Total assets (1)	3,029,894	1,063,650	378,220	607,969	773,714	206,341
Total deposits	1,909,142	987,655	330,624	520,026	57,297	13,540

	First Quarter 2021
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Net interest income	$10,308	$5,920	$1,331	$1,980	$990	$87
Noninterest income
Fees and commissions:
Card income	1,435	1,189	19	150	76	1
Service charges	1,792	831	18	847	94	2
Investment and brokerage services	4,063	77	3,391	41	560	(6)
Investment banking fees	2,246	—	135	1,172	981	(42)
Total fees and commissions	9,536	2,097	3,563	2,210	1,711	(45)
Market making and similar activities	3,529	—	11	31	3,470	17
Other income (loss)	(441)	52	66	412	27	(998)
Total noninterest income (loss)	12,624	2,149	3,640	2,653	5,208	(1,026)
Total revenue, net of interest expense	22,932	8,069	4,971	4,633	6,198	(939)
Provision for credit losses	(1,860)	(617)	(65)	(1,126)	(5)	(47)
Noninterest expense	15,515	5,131	3,868	2,781	3,427	308
Income (loss) before income taxes	9,277	3,555	1,168	2,978	2,776	(1,200)
Income tax expense (benefit)	1,227	871	286	804	722	(1,456)
Net income	$8,050	$2,684	$882	$2,174	$2,054	$256

Average
Total loans and leases	$907,723	$290,891	$188,495	$330,107	$77,415	$20,815
Total assets (1)	2,879,221	999,769	372,594	576,145	723,264	207,449
Total deposits	1,805,747	924,137	326,370	487,034	53,852	14,354
Quarter end
Total loans and leases	$903,088	$282,935	$190,060	$325,996	$84,247	$19,850
Total assets (1)	2,969,992	1,047,413	378,655	594,235	745,681	204,008
Total deposits	1,884,938	971,709	333,254	506,012	61,450	12,513

(1)Total assets include asset allocations to match liabilities (i.e., deposits).

Certain prior-period amounts have been reclassified among the segments to conform to current-period presentation.

Current-period information is preliminary and based on company data available at the time of the presentation.	11

Bank of America Corporation and Subsidiaries
Quarterly Results by Business Segment and All Other (continued)
(Dollars in millions)
	Second Quarter 2020
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Net interest income	$10,976	$5,991	$1,378	$2,363	$1,297	$(53)
Noninterest income
Fees and commissions:
Card income	1,249	1,053	18	68	111	(1)
Service charges	1,562	706	14	738	95	9
Investment and brokerage services	3,422	66	2,854	23	480	(1)
Investment banking fees	2,159	—	84	1,181	939	(45)
Total fees and commissions	8,392	1,825	2,970	2,010	1,625	(38)
Market making and similar activities	2,487	1	18	(15)	2,360	123
Other income (loss)	599	35	59	733	68	(296)
Total noninterest income (loss)	11,478	1,861	3,047	2,728	4,053	(211)
Total revenue, net of interest expense	22,454	7,852	4,425	5,091	5,350	(264)
Provision for credit losses	5,117	3,024	136	1,873	105	(21)
Noninterest expense	13,410	4,735	3,464	2,222	2,684	305
Income (loss) before income taxes	3,927	93	825	996	2,561	(548)
Income tax expense (benefit)	394	23	202	269	666	(766)
Net income	$3,533	$70	$623	$727	$1,895	$218

Average
Total loans and leases	$1,031,387	$321,558	$182,150	$423,625	$74,131	$29,923
Total assets (1)	2,704,186	885,568	327,594	578,106	663,072	249,846
Total deposits	1,658,197	810,700	287,109	493,918	45,083	21,387
Quarter end
Total loans and leases	$998,944	$325,105	$184,293	$390,108	$74,342	$25,096
Total assets (1)	2,741,688	929,193	334,190	586,078	652,068	240,159
Total deposits	1,718,666	854,017	291,740	500,918	52,842	19,149

(1)Total assets include asset allocations to match liabilities (i.e., deposits).

Certain prior-period amounts have been reclassified among the segments to conform to current-period presentation.

Current-period information is preliminary and based on company data available at the time of the presentation.	12

Bank of America Corporation and Subsidiaries
Year-to-Date Results by Business Segment and All Other
(Dollars in millions)
	Six Months Ended June 30, 2021
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Net interest income	$20,651	$11,893	$2,685	$3,964	$1,981	$128
Noninterest income
Fees and commissions:
Card income	3,021	2,501	40	330	150	—
Service charges	3,666	1,682	36	1,747	197	4
Investment and brokerage services	8,186	155	6,928	81	1,033	(11)
Investment banking fees	4,368	—	223	2,345	1,940	(140)
Total fees and commissions	19,241	4,338	7,227	4,503	3,320	(147)
Market making and similar activities	5,355	—	22	59	5,434	(160)
Other income (loss)	(739)	24	102	1,196	183	(2,244)
Total noninterest income (loss)	23,857	4,362	7,351	5,758	8,937	(2,551)
Total revenue, net of interest expense	44,508	16,255	10,036	9,722	10,918	(2,423)
Provision for credit losses	(3,481)	(1,314)	(127)	(1,957)	17	(100)
Noninterest expense	30,560	9,990	7,682	5,380	6,898	610
Income (loss) before income taxes	17,429	7,579	2,481	6,299	4,003	(2,933)
Income tax expense (benefit)	155	1,857	608	1,701	1,041	(5,052)
Net income	$17,274	$5,722	$1,873	$4,598	$2,962	$2,119

Average
Total loans and leases	$907,812	$286,304	$191,257	$327,595	$82,649	$20,007
Total assets (1)	2,947,542	1,027,294	376,476	585,875	760,616	197,281
Total deposits	1,847,520	951,757	329,948	496,880	54,723	14,212
Period end
Total loans and leases	$918,928	$282,900	$198,361	$323,256	$96,105	$18,306
Total assets (1)	3,029,894	1,063,650	378,220	607,969	773,714	206,341
Total deposits	1,909,142	987,655	330,624	520,026	57,297	13,540

	Six Months Ended June 30, 2020
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Net interest income	$23,250	$12,853	$2,949	$4,975	$2,449	$24
Noninterest income
Fees and commissions:
Card income	2,521	2,163	35	191	132	—
Service charges	3,465	1,701	32	1,533	182	17
Investment and brokerage services	7,180	137	5,976	31	1,048	(12)
Investment banking fees	3,547	—	199	1,942	1,542	(136)
Total fees and commissions	16,713	4,001	6,242	3,697	2,904	(131)
Market making and similar activities	5,294	2	39	72	5,334	(153)
Other income (loss)	108	124	131	947	(112)	(982)
Total noninterest income (loss)	22,115	4,127	6,412	4,716	8,126	(1,266)
Total revenue, net of interest expense	45,365	16,980	9,361	9,691	10,575	(1,242)
Provision for credit losses	9,878	5,282	325	3,966	212	93
Noninterest expense	26,885	9,230	7,064	4,540	5,498	553
Income (loss) before income taxes	8,602	2,468	1,972	1,185	4,865	(1,888)
Income tax expense (benefit)	1,059	605	483	320	1,265	(1,614)
Net income (loss)	$7,543	$1,863	$1,489	$865	$3,600	$(274)

Average
Total loans and leases	$1,010,835	$319,252	$180,395	$405,054	$72,896	$33,238
Total assets (1)	2,599,557	848,422	315,383	522,016	688,062	225,674
Total deposits	1,548,766	773,685	275,260	438,145	39,203	22,473
Period end
Total loans and leases	$998,944	$325,105	$184,293	$390,108	$74,342	$25,096
Total assets (1)	2,741,688	929,193	334,190	586,078	652,068	240,159
Total deposits	1,718,666	854,017	291,740	500,918	52,842	19,149

(1)Total assets include asset allocations to match liabilities (i.e., deposits).

Certain prior-period amounts have been reclassified among the segments to conform to current-period presentation.

Current-period information is preliminary and based on company data available at the time of the presentation.	13

Bank of America Corporation and Subsidiaries
Consumer Banking Segment Results
(Dollars in millions)
	Six Months Ended June 30		Second Quarter 2021	First Quarter 2021	Fourth Quarter 2020	Third Quarter 2020	Second Quarter 2020
	2021	2020
Net interest income	$11,893	$12,853	$5,973	$5,920	$5,955	$5,890	$5,991
Noninterest income:
Card income	2,501	2,163	1,312	1,189	1,289	1,220	1,053
Service charges	1,682	1,701	851	831	879	837	706
All other income	179	263	50	129	119	92	102
Total noninterest income	4,362	4,127	2,213	2,149	2,287	2,149	1,861
Total revenue, net of interest expense	16,255	16,980	8,186	8,069	8,242	8,039	7,852

Provision for credit losses	(1,314)	5,282	(697)	(617)	4	479	3,024

Noninterest expense	9,990	9,230	4,859	5,131	4,809	4,842	4,735
Income before income taxes	7,579	2,468	4,024	3,555	3,429	2,718	93
Income tax expense	1,857	605	986	871	840	666	23
Net income	$5,722	$1,863	$3,038	$2,684	$2,589	$2,052	$70

Net interest yield	2.44%	3.19%	2.37%	2.51%	2.58%	2.61%	2.85%
Return on average allocated capital (1)	30	10	32	28	27	21	1
Efficiency ratio	61.46	54.36	59.36	63.59	58.34	60.24	60.31

Balance Sheet
Average
Total loans and leases	$286,304	$319,252	$281,767	$290,891	$305,146	$318,751	$321,558
Total earning assets (2)	984,891	809,436	1,012,364	957,112	918,086	896,867	845,236
Total assets (2)	1,027,294	848,422	1,054,516	999,769	960,376	936,112	885,568
Total deposits	951,757	773,685	979,072	924,137	885,210	860,999	810,700
Allocated capital (1)	38,500	38,500	38,500	38,500	38,500	38,500	38,500

Period end
Total loans and leases	$282,900	$325,105	$282,900	$282,935	$299,934	$312,447	$325,105
Total earning assets (2)	1,022,092	890,244	1,022,092	1,004,896	945,343	906,994	890,244
Total assets (2)	1,063,650	929,193	1,063,650	1,047,413	988,580	947,513	929,193
Total deposits	987,655	854,017	987,655	971,709	912,652	872,022	854,017

(1)    Return on average allocated capital is calculated as net income, adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average allocated capital. Other companies may define or calculate these measures differently.
(2)    Total earning assets and total assets include asset allocations to match liabilities (i.e., deposits) and allocated shareholders’ equity.

Certain prior-period amounts have been reclassified among the segments to conform to current-period presentation.

Current-period information is preliminary and based on company data available at the time of the presentation.	14

Bank of America Corporation and Subsidiaries
Consumer Banking Key Indicators
(Dollars in millions)
	Six Months Ended June 30		Second Quarter 2021	First Quarter 2021	Fourth Quarter 2020	Third Quarter 2020	Second Quarter 2020
	2021	2020
Average deposit balances
Checking	$532,815	$420,562	$550,009	$515,430	$492,332	$479,963	$446,445
Savings	68,418	52,482	70,945	65,863	62,070	59,817	55,607
MMS	312,203	255,361	320,594	303,719	289,682	277,896	263,703
CDs and IRAs	34,603	42,499	33,728	35,488	37,674	40,163	42,256
Other	3,718	2,781	3,796	3,637	3,452	3,160	2,689
Total average deposit balances	$951,757	$773,685	$979,072	$924,137	$885,210	$860,999	$810,700

Deposit spreads (excludes noninterest costs)
Checking	1.98%	2.18%	1.97%	1.99%	2.02%	2.07%	2.14%
Savings	2.27	2.42	2.26	2.28	2.31	2.35	2.39
MMS	1.31	1.92	1.29	1.32	1.52	1.59	1.68
CDs and IRAs	0.45	1.11	0.41	0.48	0.58	0.72	0.93
Other	0.29	1.58	0.27	0.31	0.34	0.60	1.28
Total deposit spreads	1.72	2.05	1.71	1.73	1.81	1.87	1.94

Consumer investment assets	$345,809	$246,146	$345,809	$324,479	$306,104	$266,733	$246,146

Active digital banking users (units in thousands) (1)	40,512	39,294	40,512	40,286	39,315	39,267	39,294
Active mobile banking users (units in thousands)	31,796	30,307	31,796	31,487	30,783	30,601	30,307
Financial centers	4,296	4,298	4,296	4,324	4,312	4,309	4,298
ATMs	16,795	16,862	16,795	16,905	16,904	16,962	16,862

Total credit card (2)
Loans
Average credit card outstandings	$73,780	$90,331	$73,399	$74,165	$78,210	$81,309	$86,191
Ending credit card outstandings	75,599	84,244	75,599	72,786	78,708	79,834	84,244
Credit quality
Net charge-offs	$1,122	$1,435	$488	$634	$405	$509	$665
	3.07%	3.19%	2.67%	3.47%	2.06%	2.49%	3.10%
30+ delinquency	$976	$1,420	$976	$1,317	$1,689	$1,270	$1,420
	1.29%	1.69%	1.29%	1.81%	2.15%	1.59%	1.69%
90+ delinquency	$533	$782	$533	$755	$903	$545	$782
	0.71%	0.93%	0.71%	1.04%	1.15%	0.68%	0.93%
Other total credit card indicators (2)
Gross interest yield	10.31%	10.23%	10.10%	10.52%	10.49%	10.16%	9.95%
Risk-adjusted margin	9.53	8.20	9.76	9.29	10.84	9.66	8.49
New accounts (in thousands)	1,605	1,504	931	674	514	487	449
Purchase volumes	$142,975	$118,073	$78,384	$64,591	$69,466	$64,060	$53,694

Debit card data
Purchase volumes	$229,812	$178,219	$121,905	$107,907	$104,280	$102,004	$89,631

Loan production (3)
Consumer Banking:
First mortgage	$20,684	$27,930	$11,502	$9,182	$7,969	$7,298	$15,049
Home equity	1,317	5,817	907	410	375	738	3,176
Total (4):
First mortgage	$35,499	$42,062	$20,266	$15,233	$13,664	$13,360	$23,124
Home equity	1,669	6,707	1,166	503	469	984	3,683

(1)    Digital active users represents mobile and/or online 90 day active users.
(2)    In addition to the credit card portfolio in Consumer Banking, the remaining credit card portfolio is in GWIM.
(3)    Loan production amounts represent the unpaid principal balance of loans and, in the case of home equity, the principal amount of the total line of credit.
(4)    In addition to loan production in Consumer Banking, there is also first mortgage and home equity loan production in GWIM.

Certain prior-period amounts have been reclassified among the segments to conform to current-period presentation.

Current-period information is preliminary and based on company data available at the time of the presentation.	15

Bank of America Corporation and Subsidiaries
Consumer Banking Quarterly Results
(Dollars in millions)
	Second Quarter 2021			First Quarter 2021
	Total Consumer Banking	Deposits	Consumer Lending	Total Consumer Banking	Deposits	Consumer Lending
Net interest income	$5,973	$3,480	$2,493	$5,920	$3,278	$2,642
Noninterest income:
Card income	1,312	(7)	1,319	1,189	(5)	1,194
Service charges	851	851	—	831	830	1
All other income	50	21	29	129	73	56
Total noninterest income	2,213	865	1,348	2,149	898	1,251
Total revenue, net of interest expense	8,186	4,345	3,841	8,069	4,176	3,893

Provision for credit losses	(697)	47	(744)	(617)	74	(691)

Noninterest expense	4,859	2,856	2,003	5,131	3,209	1,922
Income before income taxes	4,024	1,442	2,582	3,555	893	2,662
Income tax expense	986	353	633	871	219	652
Net income	$3,038	$1,089	$1,949	$2,684	$674	$2,010

Net interest yield	2.37%	1.44%	3.60%	2.51%	1.46%	3.74%
Return on average allocated capital (1)	32	36	30	28	23	31
Efficiency ratio	59.36	65.73	52.16	63.59	76.87	49.34

Balance Sheet
Average
Total loans and leases	$281,767	$4,447	$277,320	$290,891	$4,607	$286,284
Total earning assets (2)	1,012,364	968,491	277,742	957,112	912,135	286,720
Total assets (2)	1,054,516	1,005,237	283,148	999,769	950,803	290,709
Total deposits	979,072	972,016	7,056	924,137	917,319	6,818
Allocated capital (1)	38,500	12,000	26,500	38,500	12,000	26,500

Period end
Total loans and leases	$282,900	$4,410	$278,490	$282,935	$4,490	$278,445
Total earning assets (2)	1,022,092	978,402	278,850	1,004,896	960,132	278,984
Total assets (2)	1,063,650	1,013,887	284,923	1,047,413	997,601	284,032
Total deposits	987,655	980,486	7,169	971,709	964,406	7,303

				Second Quarter 2020
				Total Consumer Banking	Deposits	Consumer Lending
Net interest income				$5,991	$3,299	$2,692
Noninterest income:
Card income				1,053	(4)	1,057
Service charges				706	706	—
All other income				102	62	40
Total noninterest income				1,861	764	1,097
Total revenue, net of interest expense				7,852	4,063	3,789

Provision for credit losses				3,024	154	2,870

Noninterest expense				4,735	2,869	1,866
Income (loss) before income taxes				93	1,040	(947)
Income tax expense (benefit)				23	255	(232)
Net income (loss)				$70	$785	$(715)

Net interest yield				2.85%	1.66%	3.42%
Return on average allocated capital (1)				1	26	(11)
Efficiency ratio				60.31	70.62	49.25

Balance Sheet
Average
Total loans and leases				$321,558	$5,314	$316,244
Total earning assets (2)				845,236	801,391	316,622
Total assets (2)				885,568	837,367	320,978
Total deposits				810,700	804,418	6,282
Allocated capital (1)				38,500	12,000	26,500

Period end
Total loans and leases				$325,105	$5,146	$319,959
Total earning assets (2)				890,244	843,132	320,461
Total assets (2)				929,193	879,641	322,900
Total deposits				854,017	846,622	7,395

(1)    Return on average allocated capital is calculated as net income, adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average allocated capital. Other companies may define or calculate these measures differently.
(2)    For presentation purposes, in segments or businesses where the total of liabilities and equity exceeds assets, the Corporation allocates assets from All Other to match the segments’ and businesses’ liabilities and allocated shareholders’ equity. As a result, total earning assets and total assets of the businesses may not equal total Consumer Banking.
Certain prior-period amounts have been reclassified among the segments to conform to current-period presentation.

Current-period information is preliminary and based on company data available at the time of the presentation.	16

Bank of America Corporation and Subsidiaries
Consumer Banking Year-to-Date Results
(Dollars in millions)
	Six Months Ended June 30
	2021			2020
	Total Consumer Banking	Deposits	Consumer Lending	Total Consumer Banking	Deposits	Consumer Lending
Net interest income	$11,893	$6,758	$5,135	$12,853	$7,247	$5,606
Noninterest income:
Card income	2,501	(12)	2,513	2,163	(12)	2,175
Service charges	1,682	1,681	1	1,701	1,700	1
All other income	179	94	85	263	159	104
Total noninterest income	4,362	1,763	2,599	4,127	1,847	2,280
Total revenue, net of interest expense	16,255	8,521	7,734	16,980	9,094	7,886

Provision for credit losses	(1,314)	121	(1,435)	5,282	269	5,013

Noninterest expense	9,990	6,065	3,925	9,230	5,593	3,637
Income (loss) before income taxes	7,579	2,335	5,244	2,468	3,232	(764)
Income tax expense (benefit)	1,857	572	1,285	605	792	(187)
Net income (loss)	$5,722	$1,763	$3,959	$1,863	$2,440	$(577)

Net interest yield	2.44%	1.45%	3.67%	3.19%	1.90%	3.59%
Return on average allocated capital (1)	30	30	30	10	41	(4)
Efficiency ratio	61.46	71.19	50.74	54.36	61.50	46.12

Balance Sheet
Average
Total loans and leases	$286,304	$4,527	$281,777	$319,252	$5,374	$313,878
Total earning assets (2)	984,891	940,469	282,206	809,436	766,660	314,375
Total assets (2)	1,027,294	978,170	286,908	848,422	800,742	319,279
Total deposits	951,757	944,819	6,938	773,685	767,848	5,837
Allocated capital (1)	38,500	12,000	26,500	38,500	12,000	26,500

Period end
Total loans and leases	$282,900	$4,410	$278,490	$325,105	$5,146	$319,959
Total earning assets (2)	1,022,092	978,402	278,850	890,244	843,132	320,461
Total assets (2)	1,063,650	1,013,887	284,923	929,193	879,641	322,900
Total deposits	987,655	980,486	7,169	854,017	846,622	7,395

For footnotes, see page 16.

Certain prior-period amounts have been reclassified among the segments to conform to current-period presentation.

Current-period information is preliminary and based on company data available at the time of the presentation.	17

Bank of America Corporation and Subsidiaries
Global Wealth & Investment Management Segment Results
(Dollars in millions)
	Six Months Ended June 30		Second Quarter 2021	First Quarter 2021	Fourth Quarter 2020	Third Quarter 2020	Second Quarter 2020
	2021	2020
Net interest income	$2,685	$2,949	$1,354	$1,331	$1,282	$1,237	$1,378
Noninterest income:
Investment and brokerage services	6,928	5,976	3,537	3,391	3,189	3,105	2,854
All other income	423	436	174	249	206	204	193
Total noninterest income	7,351	6,412	3,711	3,640	3,395	3,309	3,047
Total revenue, net of interest expense	10,036	9,361	5,065	4,971	4,677	4,546	4,425

Provision for credit losses	(127)	325	(62)	(65)	8	24	136

Noninterest expense	7,682	7,064	3,814	3,868	3,564	3,533	3,464
Income before income taxes	2,481	1,972	1,313	1,168	1,105	989	825
Income tax expense	608	483	322	286	271	242	202
Net income	$1,873	$1,489	$991	$882	$834	$747	$623

Net interest yield	1.49%	1.96%	1.48%	1.50%	1.52%	1.53%	1.76%
Return on average allocated capital (1)	23	20	24	22	22	20	17
Efficiency ratio	76.54	75.46	75.29	77.81	76.19	77.70	78.26

Balance Sheet
Average
Total loans and leases	$191,257	$180,395	$193,988	$188,495	$187,167	$185,587	$182,150
Total earning assets (2)	363,960	303,089	367,778	360,099	336,165	321,410	315,258
Total assets (2)	376,476	315,383	380,315	372,594	348,693	333,794	327,594
Total deposits	329,948	275,260	333,487	326,370	305,870	291,845	287,109
Allocated capital (1)	16,500	15,000	16,500	16,500	15,000	15,000	15,000

Period end
Total loans and leases	$198,361	$184,293	$198,361	$190,060	$188,562	$187,211	$184,293
Total earning assets (2)	365,496	321,846	365,496	365,854	356,873	324,889	321,846
Total assets (2)	378,220	334,190	378,220	378,655	369,736	337,576	334,190
Total deposits	330,624	291,740	330,624	333,254	322,157	295,893	291,740

(1)Return on average allocated capital is calculated as net income, adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average allocated capital. Other companies may define or calculate these measures differently.
(2)Total earning assets and total assets include asset allocations to match liabilities (i.e., deposits) and allocated shareholders’ equity.

Certain prior-period amounts have been reclassified among the segments to conform to current-period presentation.

Current-period information is preliminary and based on company data available at the time of the presentation.	18

Bank of America Corporation and Subsidiaries
Global Wealth & Investment Management Key Indicators
(Dollars in millions)
	Six Months Ended June 30		Second Quarter 2021	First Quarter 2021	Fourth Quarter 2020	Third Quarter 2020	Second Quarter 2020
	2021	2020
Revenue by Business
Merrill Lynch Global Wealth Management	$8,445	$7,698	$4,260	$4,185	$3,846	$3,748	$3,625
Bank of America Private Bank	1,591	1,663	805	786	831	798	800
Total revenue, net of interest expense	$10,036	$9,361	$5,065	$4,971	$4,677	$4,546	$4,425

Client Balances by Business, at period end
Merrill Lynch Global Wealth Management	$3,073,252	$2,449,305	$3,073,252	$2,922,770	$2,808,340	$2,570,252	$2,449,305
Bank of America Private Bank	579,562	478,521	579,562	557,569	541,464	496,369	478,521
Total client balances	$3,652,814	$2,927,826	$3,652,814	$3,480,339	$3,349,804	$3,066,621	$2,927,826

Client Balances by Type, at period end
Assets under management (1)	$1,549,069	$1,219,748	$1,549,069	$1,467,487	$1,408,465	$1,286,145	$1,219,748
Brokerage and other assets	1,619,246	1,282,044	1,619,246	1,535,424	1,479,614	1,344,538	1,282,044
Deposits	330,624	291,740	330,624	333,254	322,157	295,893	291,740
Loans and leases (2)	201,154	187,004	201,154	192,725	191,124	189,952	187,004
Less: Managed deposits in assets under management	(47,279)	(52,710)	(47,279)	(48,551)	(51,556)	(49,907)	(52,710)
Total client balances	$3,652,814	$2,927,826	$3,652,814	$3,480,339	$3,349,804	$3,066,621	$2,927,826

Assets Under Management Rollforward
Assets under management, beginning balance	$1,408,465	$1,275,555	$1,467,487	$1,408,465	$1,286,145	$1,219,748	$1,092,482
Net client flows	29,922	10,608	11,714	18,208	7,603	1,385	3,573
Market valuation/other	110,682	(66,415)	69,868	40,814	114,717	65,012	123,693
Total assets under management, ending balance	$1,549,069	$1,219,748	$1,549,069	$1,467,487	$1,408,465	$1,286,145	$1,219,748

Advisors, at period end
Total wealth advisors (3)	19,385	20,622	19,385	19,808	20,103	20,487	20,622

(1)Defined as managed assets under advisory and/or discretion of GWIM.
(2)Includes margin receivables which are classified in customer and other receivables on the Consolidated Balance Sheet.
(3)Includes advisors across all wealth management businesses in GWIM and Consumer Banking.

Certain prior-period amounts have been reclassified among the segments to conform to current-period presentation.

Current-period information is preliminary and based on company data available at the time of the presentation.	19

Bank of America Corporation and Subsidiaries
Global Banking Segment Results
(Dollars in millions)
	Six Months Ended June 30		Second Quarter 2021	First Quarter 2021	Fourth Quarter 2020	Third Quarter 2020	Second Quarter 2020
	2021	2020
Net interest income	$3,964	$4,975	$1,984	$1,980	$2,010	$2,028	$2,363
Noninterest income:
Service charges	1,747	1,533	900	847	859	846	738
Investment banking fees	2,345	1,942	1,173	1,172	1,098	970	1,181
All other income	1,666	1,241	1,032	634	812	673	809
Total noninterest income	5,758	4,716	3,105	2,653	2,769	2,489	2,728
Total revenue, net of interest expense	9,722	9,691	5,089	4,633	4,779	4,517	5,091

Provision for credit losses	(1,957)	3,966	(831)	(1,126)	48	883	1,873

Noninterest expense	5,380	4,540	2,599	2,781	2,432	2,364	2,222
Income before income taxes	6,299	1,185	3,321	2,978	2,299	1,270	996
Income tax expense	1,701	320	897	804	621	343	269
Net income	$4,598	$865	$2,424	$2,174	$1,678	$927	$727

Net interest yield	1.52%	2.15%	1.49%	1.56%	1.57%	1.61%	1.82%
Return on average allocated capital (1)	22	4	23	21	16	9	7
Efficiency ratio	55.34	46.86	51.07	60.03	50.88	52.34	43.65

Balance Sheet
Average
Total loans and leases	$327,595	$405,054	$325,110	$330,107	$346,323	$373,118	$423,625
Total earning assets (2)	525,332	465,491	534,680	515,880	509,759	501,572	521,930
Total assets (2)	585,875	522,016	595,498	576,145	566,845	557,889	578,106
Total deposits	496,880	438,145	506,618	487,034	478,269	471,288	493,918
Allocated capital (1)	42,500	42,500	42,500	42,500	42,500	42,500	42,500

Period end
Total loans and leases	$323,256	$390,108	$323,256	$325,996	$339,649	$356,919	$390,108
Total earning assets (2)	547,278	531,649	547,278	533,852	522,650	496,825	531,649
Total assets (2)	607,969	586,078	607,969	594,235	580,561	553,776	586,078
Total deposits	520,026	500,918	520,026	506,012	493,748	465,399	500,918

(1)Return on average allocated capital is calculated as net income, adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average allocated capital. Other companies may define or calculate these measures differently.
(2)Total earning assets and total assets include asset allocations to match liabilities (i.e., deposits) and allocated shareholders’ equity.

Certain prior-period amounts have been reclassified among the segments to conform to current-period presentation.

Current-period information is preliminary and based on company data available at the time of the presentation.	20

Bank of America Corporation and Subsidiaries
Global Banking Key Indicators
(Dollars in millions)
	Six Months Ended June 30		Second Quarter 2021	First Quarter 2021	Fourth Quarter 2020	Third Quarter 2020	Second Quarter 2020
	2021	2020
Investment Banking fees (1)
Advisory (2)	$733	$592	$376	$357	$510	$356	$345
Debt issuance	905	927	482	423	308	320	503
Equity issuance	707	423	315	392	280	294	333
Total Investment Banking fees (3)	$2,345	$1,942	$1,173	$1,172	$1,098	$970	$1,181

Business Lending
Corporate	$1,643	$1,867	$989	$654	$894	$791	$916
Commercial	1,765	1,862	867	898	928	953	881
Business Banking	111	148	56	55	54	59	66
Total Business Lending revenue	$3,519	$3,877	$1,912	$1,607	$1,876	$1,803	$1,863

Global Transaction Services
Corporate	$1,424	$1,656	$734	$690	$672	$658	$785
Commercial	1,515	1,687	771	744	737	745	809
Business Banking	426	473	215	211	211	209	217
Total Global Transaction Services revenue	$3,365	$3,816	$1,720	$1,645	$1,620	$1,612	$1,811

Average deposit balances
Interest-bearing	$163,785	$224,630	$162,947	$164,633	$169,637	$190,417	$242,408
Noninterest-bearing	333,095	213,515	343,671	322,401	308,632	280,871	251,510
Total average deposits	$496,880	$438,145	$506,618	$487,034	$478,269	$471,288	$493,918

Loan spread	1.59%	1.38%	1.57%	1.60%	1.58%	1.52%	1.37%

Provision for credit losses	$(1,957)	$3,966	$(831)	$(1,126)	$48	$883	$1,873

Credit quality (4, 5)
Reservable criticized utilized exposure	$25,158	$22,900	$25,158	$29,954	$34,001	$30,803	$22,900
	7.33%	5.62%	7.33%	8.66%	9.45%	8.18%	5.62%

Nonperforming loans, leases and foreclosed properties	$1,651	$2,035	$1,651	$1,812	$1,979	$1,935	$2,035
	0.52%	0.53%	0.52%	0.56%	0.59%	0.55%	0.53%

Average loans and leases by product
U.S. commercial	$190,661	$236,808	$188,716	$192,628	$200,670	$218,063	$252,649
Non-U.S. commercial	70,620	94,634	70,666	70,573	76,634	83,950	96,742
Commercial real estate	49,410	53,974	49,139	49,685	51,254	52,607	54,938
Commercial lease financing	16,902	19,637	16,588	17,221	17,765	18,498	19,293
Other	2	1	1	—	—	—	3
Total average loans and leases	$327,595	$405,054	$325,110	$330,107	$346,323	$373,118	$423,625

Total Corporation Investment Banking fees
Advisory (2)	$807	$675	$407	$400	$549	$397	$406
Debt issuance	2,098	1,985	1,110	988	718	740	1,058
Equity issuance	1,602	1,023	702	900	641	664	740
Total investment banking fees including self-led deals	4,507	3,683	2,219	2,288	1,908	1,801	2,204
Self-led deals	(139)	(136)	(97)	(42)	(44)	(32)	(45)
Total Investment Banking fees	$4,368	$3,547	$2,122	$2,246	$1,864	$1,769	$2,159

(1)Investment banking fees represent total investment banking fees for Global Banking inclusive of self-led deals and fees included within Business Lending.
(2)Advisory includes fees on debt and equity advisory and mergers and acquisitions.
(3)Investment banking fees represent only the fee component in Global Banking and do not include certain other items shared with the Investment Banking Group under internal revenue sharing agreements.
(4)Criticized exposure corresponds to the Special Mention, Substandard and Doubtful asset categories defined by regulatory authorities. The reservable criticized exposure is on an end-of-period basis and is also shown as a percentage of total commercial reservable utilized exposure, including loans and leases, standby letters of credit, financial guarantees, commercial letters of credit and bankers’ acceptances.
(5)Nonperforming loans, leases and foreclosed properties are on an end-of-period basis. The nonperforming ratio is nonperforming assets divided by loans, leases and foreclosed properties.

Certain prior-period amounts have been reclassified among the segments to conform to current-period presentation.

Current-period information is preliminary and based on company data available at the time of the presentation.	21

Bank of America Corporation and Subsidiaries
Global Markets Segment Results
(Dollars in millions)
	Six Months Ended June 30		Second Quarter 2021	First Quarter 2021	Fourth Quarter 2020	Third Quarter 2020	Second Quarter 2020
	2021	2020
Net interest income	$1,981	$2,449	$991	$990	$1,088	$1,108	$1,297
Noninterest income:
Investment and brokerage services	1,033	1,048	473	560	487	439	480
Investment banking fees	1,940	1,542	959	981	712	738	939
Market making and similar activities	5,434	5,334	1,964	3,470	1,413	1,725	2,360
All other income	530	202	333	197	207	273	274
Total noninterest income	8,937	8,126	3,729	5,208	2,819	3,175	4,053
Total revenue, net of interest expense (1)	10,918	10,575	4,720	6,198	3,907	4,283	5,350

Provision for credit losses	17	212	22	(5)	18	21	105

Noninterest expense	6,898	5,498	3,471	3,427	2,821	3,103	2,684
Income before income taxes	4,003	4,865	1,227	2,776	1,068	1,159	2,561
Income tax expense	1,041	1,265	319	722	278	301	666
Net income	$2,962	$3,600	$908	$2,054	$790	$858	$1,895

Return on average allocated capital (2)	16%	20%	10%	22%	9%	9%	21%
Efficiency ratio	63.19	51.99	73.55	55.30	72.20	72.44	50.17

Balance Sheet
Average
Total trading-related assets	$534,496	$485,054	$566,842	$501,789	$476,607	$485,314	$466,990
Total loans and leases	82,649	72,896	87,826	77,415	74,133	72,319	74,131
Total earning assets	513,261	490,132	531,000	495,324	472,410	476,182	478,648
Total assets	760,616	688,062	797,558	723,264	683,146	680,983	663,072
Total deposits	54,723	39,203	55,584	53,852	54,539	56,475	45,083
Allocated capital (2)	38,000	36,000	38,000	38,000	36,000	36,000	36,000

Period end
Total trading-related assets	$542,614	$468,309	$542,614	$524,188	$421,698	$477,552	$468,309
Total loans and leases	96,105	74,342	96,105	84,247	78,415	75,475	74,342
Total earning assets	527,983	462,184	527,983	496,103	447,350	461,855	462,184
Total assets	773,714	652,068	773,714	745,681	616,609	676,242	652,068
Total deposits	57,297	52,842	57,297	61,450	53,925	56,727	52,842

Trading-related assets (average)
Trading account securities	$285,081	$236,704	$304,760	$265,181	$248,785	$251,735	$216,157
Reverse repurchases	108,201	110,291	116,424	99,886	97,932	100,395	104,883
Securities borrowed	95,231	89,860	101,144	89,253	82,331	86,508	96,448
Derivative assets	45,983	48,199	44,514	47,469	47,559	46,676	49,502
Total trading-related assets	$534,496	$485,054	$566,842	$501,789	$476,607	$485,314	$466,990

(1)Substantially all of Global Markets total revenue is sales and trading revenue and investment banking fees, with a small portion related to certain revenue sharing agreements with other business segments. For additional sales and trading revenue information, see page 23.
(2)Return on average allocated capital is calculated as net income, adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average allocated capital. Other companies may define or calculate these measures differently.

Certain prior-period amounts have been reclassified among the segments to conform to current-period presentation.

Current-period information is preliminary and based on company data available at the time of the presentation.	22

Bank of America Corporation and Subsidiaries
Global Markets Key Indicators
(Dollars in millions)
	Six Months Ended June 30		Second Quarter 2021	First Quarter 2021	Fourth Quarter 2020	Third Quarter 2020	Second Quarter 2020
	2021	2020
Sales and trading revenue (1)
Fixed-income, currencies and commodities	$5,179	$5,886	$1,937	$3,242	$1,690	$2,019	$2,941
Equities	3,460	2,900	1,624	1,836	1,317	1,205	1,210
Total sales and trading revenue	$8,639	$8,786	$3,561	$5,078	$3,007	$3,224	$4,151

Sales and trading revenue, excluding net debit valuation adjustment (2)(3)
Fixed-income, currencies and commodities	$5,216	$5,857	$1,965	$3,251	$1,742	$2,126	$3,186
Equities	3,459	2,890	1,630	1,829	1,321	1,214	1,226
Total sales and trading revenue, excluding net debit valuation adjustment	$8,675	$8,747	$3,595	$5,080	$3,063	$3,340	$4,412

Sales and trading revenue breakdown
Net interest income	$1,813	$2,182	$914	$899	$999	$960	$1,158
Commissions	1,010	1,027	462	548	476	429	470
Trading	5,433	5,333	1,963	3,470	1,412	1,725	2,360
Other	383	244	222	161	120	110	163
Total sales and trading revenue	$8,639	$8,786	$3,561	$5,078	$3,007	$3,224	$4,151

(1)    Includes Global Banking sales and trading revenue of $274 million and $294 million for the six months ended June 30, 2021 and 2020, and $170 million and $104 million for the second and first quarters of 2021, and $101 million, $85 million and $65 million for the fourth, third and second quarters of 2020, respectively.
(2)    For this presentation, sales and trading revenue excludes net debit valuation adjustment (DVA) gains (losses) which include net DVA on derivatives, as well as amortization of own credit portion of purchase discount and realized DVA on structured liabilities. Sales and trading revenue excluding net DVA gains (losses) represents a non-GAAP financial measure. We believe the use of this non-GAAP financial measure provides additional useful information to assess the underlying performance of these businesses and to allow better comparison of period-to-period operating performance.
(3)Net DVA gains (losses) were $(36) million and $39 million for the six months ended June 30, 2021 and 2020 and $(34) million, $(2) million, $(56) million, $(116) million and $(261) million for the second and first quarters of 2021 and the fourth, third and second quarters of 2020, respectively. FICC net DVA gains (losses) were $(37) million and $29 million for the six months ended June 30, 2021 and 2020, and $(28) million, $(9) million, $(52) million, $(107) million and $(245) million for the second and first quarters of 2021 and the fourth, third and second quarters of 2020, respectively. Equities net DVA gains (losses) were $1 million and $10 million for the six months ended June 30, 2021 and 2020, and $(6) million, $7 million. $(4) million, $(9) million and $(16) million for the second and first quarters of 2021 and the fourth, third and second quarters of 2020, respectively.

Certain prior-period amounts have been reclassified among the segments to conform to current-period presentation.

Current-period information is preliminary and based on company data available at the time of the presentation.	23

Bank of America Corporation and Subsidiaries
All Other Results (1)
(Dollars in millions)
	Six Months Ended June 30		Second Quarter 2021	First Quarter 2021	Fourth Quarter 2020	Third Quarter 2020	Second Quarter 2020
	2021	2020
Net interest income	$128	$24	$41	$87	$31	$(20)	$(53)
Noninterest income (loss)	(2,551)	(1,266)	(1,525)	(1,026)	(1,424)	(915)	(211)
Total revenue, net of interest expense	(2,423)	(1,242)	(1,484)	(939)	(1,393)	(935)	(264)

Provision for credit losses	(100)	93	(53)	(47)	(25)	(18)	(21)

Noninterest expense	610	553	302	308	301	559	305
Loss before income taxes	(2,933)	(1,888)	(1,733)	(1,200)	(1,669)	(1,476)	(548)
Income tax expense (benefit)	(5,052)	(1,614)	(3,596)	(1,456)	(1,248)	(1,773)	(766)
Net income (loss)	$2,119	$(274)	$1,863	$256	$(421)	$297	$218

Balance Sheet
Average
Total loans and leases	$20,007	$33,238	$19,209	$20,815	$22,029	$24,243	$29,923
Total assets (2)	197,281	225,674	187,226	207,449	232,814	230,906	249,846
Total deposits	14,212	22,473	14,073	14,354	13,251	14,881	21,387

Period end
Total loans and leases	$18,306	$25,096	$18,306	$19,850	$21,301	$23,120	$25,096
Total assets (3)	206,341	240,159	206,341	204,008	264,141	223,345	240,159
Total deposits	13,540	19,149	13,540	12,513	12,998	12,839	19,149

(1)All Other primarily consists of asset and liability management (ALM) activities, liquidating businesses and certain expenses not otherwise allocated to a business segment. ALM activities encompass interest rate and foreign currency risk management activities for which substantially all of the results are allocated to our business segments.
(2)Includes elimination of segments’ excess asset allocations to match liabilities (i.e., deposits) and allocated shareholders’ equity of $1.0 trillion and $656.5 billion for the six months ended June 30, 2021 and 2020, $1.1 trillion and $1.0 trillion for the second and first quarters of 2021, and $908.7 billion, $828.3 billion and $740.7 billion for the fourth, third and second quarters of 2020, respectively.
(3)Includes elimination of segments’ excess asset allocations to match liabilities (i.e., deposits) and allocated shareholders’ equity of $1.1 trillion, $1.1 trillion, $977.7 billion, $857.8 billion and $829.1 billion at June 30, 2021, March 31, 2021, December 31, 2020, September 30, 2020 and June 30, 2020, respectively.

Certain prior-period amounts have been reclassified among the segments to conform to current-period presentation.

Current-period information is preliminary and based on company data available at the time of the presentation.	24

Bank of America Corporation and Subsidiaries
Outstanding Loans and Leases
(Dollars in millions)
	June 30 2021	March 31 2021	June 30 2020
Consumer
Residential mortgage	$214,324	$214,779	$239,500
Home equity	30,469	32,078	38,396
Credit card	75,599	72,786	84,244
Direct/Indirect consumer (1)	96,903	91,737	88,628
Other consumer (2)	172	132	120
Total consumer loans excluding loans accounted for under the fair value option	417,467	411,512	450,888
Consumer loans accounted for under the fair value option (3)	654	693	684
Total consumer	418,121	412,205	451,572

Commercial
U.S. commercial	291,322	283,229	313,938
Non-U.S. commercial	98,150	91,335	103,684
Commercial real estate (4)	59,606	58,764	64,095
Commercial lease financing	15,768	16,359	18,200
	464,846	449,687	499,917
U.S. small business commercial (5)	29,867	34,886	38,963
Total commercial loans excluding loans accounted for under the fair value option	494,713	484,573	538,880
Commercial loans accounted for under the fair value option (3)	6,094	6,310	8,492
Total commercial	500,807	490,883	547,372
Total loans and leases	$918,928	$903,088	$998,944

(1)Includes primarily auto and specialty lending loans and leases of $46.4 billion, $45.4 billion and $48.4 billion, U.S. securities-based lending loans of $46.4 billion, $42.4 billion and $36.6 billion and non-U.S. consumer loans of $3.0 billion, $3.1 billion and $2.8 billion at June 30, 2021, March 31, 2021 and June 30, 2020, respectively.
(2)Substantially all of other consumer is consumer overdrafts.
(3)Consumer loans accounted for under the fair value option includes residential mortgage loans of $257 million, $275 million and $330 million and home equity loans of $397 million, $418 million and $354 million at June 30, 2021, March 31, 2021 and June 30, 2020, respectively. Commercial loans accounted for under the fair value option include U.S. commercial loans of $4.2 billion, $4.2 billion and $5.1 billion and non-U.S. commercial loans of $1.9 billion, $2.1 billion and $3.4 billion at June 30, 2021, March 31, 2021 and June 30, 2020, respectively.
(4)Includes U.S. commercial real estate loans of $55.8 billion, $55.8 billion and $60.6 billion and non-U.S. commercial real estate loans of $3.8 billion, $3.0 billion and $3.5 billion at June 30, 2021, March 31, 2021 and June 30, 2020, respectively.
(5)Includes card-related products and Paycheck Protection Program (PPP) loans.

Certain prior-period amounts have been reclassified to conform to current-period presentation.

Current-period information is preliminary and based on company data available at the time of the presentation.	25

Bank of America Corporation and Subsidiaries
Quarterly Average Loans and Leases by Business Segment and All Other
(Dollars in millions)
	Second Quarter 2021
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Consumer
Residential mortgage	$214,096	$109,652	$89,129	$1	$—	$15,314
Home equity	31,621	24,839	2,670	—	275	3,837
Credit card	73,399	70,900	2,499	—	—	—
Direct/Indirect and other consumer	94,321	46,233	48,085	—	—	3
Total consumer	413,437	251,624	142,383	1	275	19,154

Commercial
U.S. commercial	322,633	30,131	46,253	188,716	57,188	345
Non-U.S. commercial	96,343	—	1,078	70,666	24,490	109
Commercial real estate	59,276	12	4,274	49,139	5,847	4
Commercial lease financing	16,211	—	—	16,588	26	(403)
Total commercial	494,463	30,143	51,605	325,109	87,551	55
Total loans and leases	$907,900	$281,767	$193,988	$325,110	$87,826	$19,209

	First Quarter 2021
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Consumer
Residential mortgage	$219,005	$113,729	$88,532	$—	$—	$16,744
Home equity	33,634	26,490	2,812	—	284	4,048
Credit card	74,165	71,805	2,360	—	—	—
Direct/Indirect and other consumer	91,430	46,320	45,107	—	—	3
Total consumer	418,234	258,344	138,811	—	284	20,795

Commercial
U.S. commercial	322,010	32,535	44,436	192,628	52,016	395
Non-U.S. commercial	90,904	—	932	70,573	19,369	30
Commercial real estate	59,736	12	4,316	49,685	5,717	6
Commercial lease financing	16,839	—	—	17,221	29	(411)
Total commercial	489,489	32,547	49,684	330,107	77,131	20
Total loans and leases	$907,723	$290,891	$188,495	$330,107	$77,415	$20,815

	Second Quarter 2020
	Total Corporation	Consumer Banking	GWIM	Global Banking	Global Markets	All Other
Consumer
Residential mortgage	$241,486	$127,380	$88,718	$3	$—	$25,385
Home equity	39,308	31,220	3,160	—	304	4,624
Credit card	86,191	83,890	2,301	—	—	—
Direct/Indirect and other consumer	88,962	49,390	39,569	—	—	3
Total consumer	455,947	291,880	133,748	3	304	30,012

Commercial
U.S. commercial	374,965	29,662	43,244	252,649	49,184	226
Non-U.S. commercial	116,040	—	675	96,742	18,520	103
Commercial real estate	65,515	16	4,482	54,938	6,069	10
Commercial lease financing	18,920	—	1	19,293	54	(428)
Total commercial	575,440	29,678	48,402	423,622	73,827	(89)
Total loans and leases	$1,031,387	$321,558	$182,150	$423,625	$74,131	$29,923

Certain prior-period amounts have been reclassified among the segments to conform to current-period presentation.

Current-period information is preliminary and based on company data available at the time of the presentation.	26

Bank of America Corporation and Subsidiaries
Commercial Credit Exposure by Industry (1, 2, 3, 4, 6)
(Dollars in millions)
	Commercial Utilized			Total Commercial Committed
	June 30 2021	March 31 2021	June 30 2020	June 30 2021	March 31 2021	June 30 2020
Asset managers and funds	$78,769	$68,195	$63,675	$120,332	$105,459	$99,566
Real estate (5)	66,707	66,159	73,887	92,609	89,891	95,492
Capital goods	38,906	37,030	47,600	84,180	78,134	85,571
Finance companies	52,314	49,483	40,661	78,342	76,246	63,767
Healthcare equipment and services	32,112	31,750	39,453	62,851	56,118	63,421
Materials	23,641	23,474	28,768	50,630	50,704	52,411
Government and public education	38,295	39,093	43,787	50,561	51,381	55,972
Retailing	23,388	23,857	28,479	48,318	47,562	48,403
Consumer services	28,438	29,877	34,238	48,055	47,471	48,272
Food, beverage and tobacco	22,569	22,597	24,529	46,276	44,651	45,909
Commercial services and supplies	20,027	21,139	24,635	39,836	37,768	38,091
Individuals and trusts	28,785	28,326	25,940	38,329	37,989	36,270
Transportation	21,842	21,745	26,011	32,210	32,032	35,111
Energy	13,223	13,596	16,948	31,830	32,416	37,377
Utilities	13,044	11,681	13,310	31,777	29,481	29,978
Media	12,318	12,358	14,117	29,342	25,262	25,939
Technology hardware and equipment	9,446	9,248	9,760	25,208	24,434	21,899
Software and services	8,213	10,536	10,741	21,991	25,674	19,843
Global commercial banks	20,143	21,019	24,946	21,818	23,048	27,202
Consumer durables and apparel	8,587	8,507	10,931	19,731	19,484	21,061
Telecommunication services	8,983	8,752	7,939	18,456	24,422	13,581
Automobiles and components	9,340	11,694	12,336	17,091	20,213	18,477
Pharmaceuticals and biotechnology	4,934	4,216	6,395	16,099	16,932	17,029
Vehicle dealers	10,821	13,487	15,369	14,852	16,877	19,798
Insurance	5,123	6,052	6,644	13,791	14,567	14,022
Food and staples retailing	5,354	5,499	6,383	10,716	10,570	10,613
Religious and social organizations	4,042	4,473	5,321	5,828	6,347	7,132
Financial markets infrastructure (clearinghouses)	3,666	4,271	4,852	5,779	7,275	7,330
Total commercial credit exposure by industry	$613,030	$608,114	$667,655	$1,076,838	$1,052,408	$1,059,537

(1)Includes loans and leases, standby letters of credit and financial guarantees, derivative assets, assets held-for-sale, commercial letters of credit, bankers’ acceptances, securitized assets, foreclosed properties and other collateral acquired. Derivative assets are carried at fair value, reflect the effects of legally enforceable master netting agreements and have been reduced by cash collateral of $32.3 billion, $35.3 billion and $42.2 billion at June 30, 2021, March 31, 2021 and June 30, 2020, respectively. Not reflected in utilized and committed exposure is additional non-cash derivative collateral held of $37.1 billion, $39.4 billion and $32.2 billion, which consists primarily of other marketable securities, at June 30, 2021, March 31, 2021 and June 30, 2020, respectively.
(2)Total utilized and total committed exposure includes loans of $6.1 billion, $6.3 billion and $8.5 billion and issued letters of credit with a notional amount of $80 million, $79 million and $152 million accounted for under the fair value option at June 30, 2021, March 31, 2021 and June 30, 2020, respectively. In addition, total committed exposure includes unfunded loan commitments accounted for under the fair value option with a notional amount of $5.2 billion, $4.5 billion and $2.7 billion at June 30, 2021, March 31, 2021 and June 30, 2020, respectively.
(3)Includes U.S. small business commercial exposure.
(4)Includes the notional amount of unfunded legally binding lending commitments net of amounts distributed (e.g., syndicated or participated) to other financial institutions.
(5)Industries are viewed from a variety of perspectives to best isolate the perceived risks. For purposes of this table, the real estate industry is defined based on the primary business activity of the borrowers or the counterparties using operating cash flows and primary source of repayment as key factors.
(6)Includes $15.7 billion, $21.1 billion and $25.1 billion of PPP loan exposure across impacted industries at June 30, 2021, March 31, 2021 and June 30, 2020, respectively.

Certain prior-period amounts have been reclassified to conform to current-period presentation.

Current-period information is preliminary and based on company data available at the time of the presentation.	27

Bank of America Corporation and Subsidiaries
Nonperforming Loans, Leases and Foreclosed Properties
(Dollars in millions)
	June 30 2021	March 31 2021	December 31 2020	September 30 2020	June 30 2020
Residential mortgage	$2,343	$2,366	$2,005	$1,675	$1,552
Home equity	651	669	649	640	594
Direct/Indirect consumer	50	56	71	42	45
Total consumer	3,044	3,091	2,725	2,357	2,191
U.S. commercial	1,060	1,228	1,243	1,351	1,247
Non-U.S. commercial	275	342	418	338	387
Commercial real estate	404	354	404	414	474
Commercial lease financing	81	80	87	14	17
	1,820	2,004	2,152	2,117	2,125
U.S. small business commercial	43	67	75	76	77
Total commercial	1,863	2,071	2,227	2,193	2,202
Total nonperforming loans and leases	4,907	5,162	4,952	4,550	4,393
Foreclosed properties (1)	124	137	164	180	218
Total nonperforming loans, leases and foreclosed properties (2, 3)	$5,031	$5,299	$5,116	$4,730	$4,611

Fully-insured home loans past due 30 days or more and still accruing	$997	$1,030	$1,090	$1,213	$1,153
Consumer credit card past due 30 days or more and still accruing	976	1,317	1,689	1,270	1,420
Other loans past due 30 days or more and still accruing	2,699	3,506	3,398	3,322	2,980
Total loans past due 30 days or more and still accruing (4, 5)	$4,672	$5,853	$6,177	$5,805	$5,553

Fully-insured home loans past due 90 days or more and still accruing	$687	$728	$762	$837	$854
Consumer credit card past due 90 days or more and still accruing	533	755	903	546	782
Other loans past due 90 days or more and still accruing	299	309	417	365	579
Total loans past due 90 days or more and still accruing (4, 5)	$1,519	$1,792	$2,082	$1,748	$2,215

Nonperforming loans, leases and foreclosed properties/Total assets (6)	0.17%	0.18%	0.18%	0.17%	0.17%
Nonperforming loans, leases and foreclosed properties/Total loans, leases and foreclosed properties (6)	0.55	0.59	0.56	0.50	0.47
Nonperforming loans and leases/Total loans and leases (6)	0.54	0.58	0.54	0.48	0.44

Commercial reservable criticized utilized exposure (7)	$28,878	$34,283	$38,666	$35,710	$25,950
Commercial reservable criticized utilized exposure/Commercial reservable utilized exposure (7)	5.45%	6.59%	7.31%	6.55%	4.51%
Total commercial criticized utilized exposure/Commercial utilized exposure (7)	5.37	6.41	7.22	6.34	4.34

(1)Foreclosed property balances do not include properties insured by certain government-guaranteed loans, principally loans insured by the Federal Housing Administration (FHA), that entered foreclosure of $66 million, $87 million, $119 million, $131 million and $124 million at June 30, 2021, March 31, 2021, December 31, 2020, September 30, 2020 and June 30, 2020, respectively.
(2)Balances do not include past due consumer credit card, consumer loans secured by real estate where repayments are insured by the FHA and individually insured long-term stand-by agreements (fully-insured home loans), and in general, other consumer and commercial loans not secured by real estate.
(3)Balances do not include nonperforming loans held-for-sale of $348 million, $384 million, $359 million, $184 million and $151 million and nonperforming loans accounted for under the fair value option of $13 million, $12 million, $11 million, $9 million and $79 million at June 30, 2021, March 31, 2021, December 31, 2020, September 30, 2020 and June 30, 2020, respectively.
(4)Balances do not include loans held-for-sale past due 30 days or more and still accruing of $159 million, $75 million, $38 million, $93 million and $209 million at June 30, 2021, March 31, 2021, December 31, 2020, September 30, 2020 and June 30, 2020, respectively, and loans held-for-sale past due 90 days or more and still accruing of $70 million, $18 million, $32 million, $41 million and $5 million at June 30, 2021, March 31, 2021, December 31, 2020, September 30, 2020 and June 30, 2020, respectively. At June 30, 2021, March 31, 2021, December 31, 2020, September 30, 2020 and June 30, 2020, there were $74 million, $12 million, $15 million, $119 million and $18 million, respectively, of loans accounted for under the fair value option past due 30 days or more and still accruing interest.
(5)These balances are excluded from total nonperforming loans, leases and foreclosed properties.
(6)Total assets and total loans and leases do not include loans accounted for under the fair value option of $6.7 billion, $7.0 billion, $6.7 billion, $7.2 billion and $9.2 billion at June 30, 2021, March 31, 2021, December 31, 2020, September 30, 2020 and June 30, 2020, respectively.
(7)Criticized exposure corresponds to the Special Mention, Substandard and Doubtful asset categories defined by regulatory authorities. The reservable criticized exposure excludes loans held-for-sale, exposure accounted for under the fair value option and other nonreservable exposure.

Certain prior-period amounts have been reclassified to conform to current-period presentation.

Current-period information is preliminary and based on company data available at the time of the presentation.	28

Bank of America Corporation and Subsidiaries
Nonperforming Loans, Leases and Foreclosed Properties Activity (1)
(Dollars in millions)
	Second Quarter 2021	First Quarter 2021	Fourth Quarter 2020	Third Quarter 2020	Second Quarter 2020
Nonperforming Consumer Loans and Leases:
Balance, beginning of period	$3,091	$2,725	$2,357	$2,191	$2,204
Additions	431	851	860	587	354
Reductions:
Paydowns and payoffs	(160)	(123)	(137)	(113)	(84)
Sales	(1)	(1)	(7)	—	(25)
Returns to performing status (2)	(291)	(347)	(325)	(291)	(233)
Charge-offs (3)	(25)	(12)	(16)	(13)	(22)
Transfers to foreclosed properties	(1)	(2)	(7)	(4)	(3)
Total net additions (reductions) to nonperforming loans and leases	(47)	366	368	166	(13)
Total nonperforming consumer loans and leases, end of period	3,044	3,091	2,725	2,357	2,191
Foreclosed properties	93	101	123	135	169
Nonperforming consumer loans, leases and foreclosed properties, end of period	$3,137	$3,192	$2,848	$2,492	$2,360

Nonperforming Commercial Loans and Leases (4):
Balance, beginning of period	$2,071	$2,227	$2,193	$2,202	$1,852
Additions	503	472	1,192	656	889
Reductions:
Paydowns	(264)	(312)	(397)	(216)	(177)
Sales	(77)	(22)	(274)	(50)	(10)
Return to performing status (5)	(59)	(28)	(127)	(21)	(8)
Charge-offs	(108)	(78)	(313)	(367)	(344)
Transfers to foreclosed properties	—	—	(2)	—	—
Transfers to loans held-for-sale	(203)	(188)	(45)	(11)	—
Total net additions (reductions) to nonperforming loans and leases	(208)	(156)	34	(9)	350
Total nonperforming commercial loans and leases, end of period	1,863	2,071	2,227	2,193	2,202
Foreclosed properties	31	36	41	45	49
Nonperforming commercial loans, leases and foreclosed properties, end of period	$1,894	$2,107	$2,268	$2,238	$2,251

(1)For amounts excluded from nonperforming loans, leases and foreclosed properties, see footnotes to Nonperforming Loans, Leases and Foreclosed Properties table on page 28.
(2)Consumer loans and leases may be returned to performing status when all principal and interest is current and full repayment of the remaining contractual principal and interest is expected, or when the loan otherwise becomes well-secured and is in the process of collection. Certain troubled debt restructurings are classified as nonperforming at the time of restructuring and may only be returned to performing status after considering the borrower’s sustained repayment performance for a reasonable period, generally six months.
(3)Our policy is not to classify consumer credit card and non-bankruptcy related consumer loans not secured by real estate as nonperforming; therefore, the charge-offs on these loans have no impact on nonperforming activity and, accordingly, are excluded from this table.
(4)Includes U.S. small business commercial activity. Small business card loans are excluded as they are not classified as nonperforming.
(5)Commercial loans and leases may be returned to performing status when all principal and interest is current and full repayment of the remaining contractual principal and interest is expected, or when the loan otherwise becomes well-secured and is in the process of collection. Troubled debt restructurings are generally classified as performing after a sustained period of demonstrated payment performance.

Certain prior-period amounts have been reclassified to conform to current-period presentation.

Current-period information is preliminary and based on company data available at the time of the presentation.	29

Bank of America Corporation and Subsidiaries
Quarterly Net Charge-offs and Net Charge-off Ratios (1)
(Dollars in millions)
	Second Quarter 2021		First Quarter 2021		Fourth Quarter 2020		Third Quarter 2020		Second Quarter 2020
	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent
Net Charge-offs
Residential mortgage	$(6)	(0.01)%	$(4)	(0.01)%	$(3)	—%	$(6)	(0.01)%	$(20)	(0.03)%
Home equity	(24)	(0.31)	(35)	(0.42)	(28)	(0.31)	(20)	(0.21)	(14)	(0.14)
Credit card	488	2.67	634	3.47	405	2.06	509	2.49	665	3.10
Direct/Indirect consumer	(9)	(0.04)	31	0.14	38	0.17	18	0.08	26	0.12
Other consumer	64	n/m	67	n/m	70	n/m	63	n/m	77	n/m
Total consumer	513	0.50	693	0.67	482	0.44	564	0.50	734	0.65
U.S. commercial	(31)	(0.04)	12	0.02	182	0.25	154	0.20	219	0.26
Non-U.S. commercial	14	0.06	26	0.12	65	0.28	57	0.23	32	0.12
Total commercial and industrial	(17)	(0.02)	38	0.04	247	0.26	211	0.21	251	0.22
Commercial real estate	17	0.11	11	0.07	101	0.66	106	0.66	57	0.35
Commercial lease financing	—	—	—	—	(1)	(0.03)	24	0.53	31	0.66
	—	—	49	0.04	347	0.30	341	0.28	339	0.25
U.S. small business commercial	82	0.98	81	0.89	52	0.53	67	0.69	73	0.96
Total commercial	82	0.07	130	0.11	399	0.32	408	0.31	412	0.29
Total net charge-offs	$595	0.27	$823	0.37	$881	0.38	$972	0.40	$1,146	0.45

By Business Segment and All Other
Consumer Banking	$625	0.89%	$810	1.13%	$563	0.73%	$658	0.82%	$843	1.05%
Global Wealth & Investment Management	—	—	13	0.03	9	0.02	(6)	(0.01)	9	0.02
Global Banking	3	—	36	0.05	314	0.37	328	0.36	330	0.32
Global Markets	—	—	3	0.01	24	0.13	17	0.10	—	—
All Other	(33)	(0.70)	(39)	(0.78)	(29)	(0.53)	(25)	(0.40)	(36)	(0.49)
Total net charge-offs	$595	0.27	$823	0.37	$881	0.38	$972	0.40	$1,146	0.45

(1)Net charge-off ratios are calculated as annualized net charge-offs divided by average outstanding loans and leases excluding loans accounted for under the fair value option during the period for each loan and lease category.
n/m = not meaningful

Certain prior-period amounts have been reclassified to conform to current-period presentation.

Current-period information is preliminary and based on company data available at the time of the presentation.	30

Bank of America Corporation and Subsidiaries
Year-to-Date Net Charge-offs and Net Charge-off Ratios (1)
(Dollars in millions)
	Six Months Ended June 30
	2021		2020
	Amount	Percent	Amount	Percent
Net Charge-offs
Residential mortgage	$(10)	(0.01)%	$(21)	(0.02)%
Home equity	(59)	(0.37)	(25)	(0.13)
Credit card	1,122	3.07	1,435	3.19
Direct/Indirect consumer	22	0.05	66	0.15
Other consumer	131	n/m	151	n/m
Total consumer	1,206	0.59	1,606	0.70
U.S. commercial	(19)	(0.01)	382	0.24
Non-U.S. commercial	40	0.09	33	0.06
Total commercial and industrial	21	0.01	415	0.19
Commercial real estate	28	0.09	63	0.20
Commercial lease financing	—	—	36	0.38
	49	0.02	514	0.20
U.S. small business commercial	163	0.93	148	1.29
Total commercial	212	0.09	662	0.25
Total net charge-offs	$1,418	0.32	$2,268	0.46

By Business Segment and All Other
Consumer Banking	$1,435	1.01%	$1,806	1.14%
Global Wealth & Investment Management	13	0.01	18	0.02
Global Banking	39	0.02	490	0.25
Global Markets	3	0.01	7	0.02
All Other	(72)	(0.74)	(53)	(0.33)
Total net charge-offs	$1,418	0.32	$2,268	0.46

(1)Net charge-off ratios are calculated as net charge-offs divided by average outstanding loans and leases excluding loans accounted for under the fair value option during the period for each loan and lease category.
n/m = not meaningful

Certain prior-period amounts have been reclassified to conform to current-period presentation.

Current-period information is preliminary and based on company data available at the time of the presentation.	31

Bank of America Corporation and Subsidiaries
Allocation of the Allowance for Credit Losses by Product Type
(Dollars in millions)
	June 30, 2021		March 31, 2021		June 30, 2020
	Amount	Percent of Loans and Leases Outstanding (1, 2)	Amount	Percent of Loans and Leases Outstanding (1, 2)	Amount	Percent of Loans and Leases Outstanding (1, 2)
Allowance for loan and lease losses
Residential mortgage	$394	0.18%	$428	0.20%	$439	0.18%
Home equity	203	0.67	261	0.81	394	1.03
Credit card	6,234	8.25	7,278	10.00	9,247	10.98
Direct/Indirect consumer	555	0.57	617	0.67	800	0.90
Other consumer	46	n/m	51	n/m	75	n/m
Total consumer	7,432	1.78	8,635	2.10	10,955	2.43
U.S. commercial (3)	3,529	1.10	4,131	1.30	4,788	1.36
Non-U.S.commercial	1,091	1.11	1,154	1.26	1,321	1.27
Commercial real estate	1,956	3.28	2,148	3.66	2,235	3.49
Commercial lease financing	87	0.55	100	0.61	90	0.50
Total commercial	6,663	1.35	7,533	1.55	8,434	1.57
Allowance for loan and lease losses	14,095	1.55	16,168	1.80	19,389	1.96
Reserve for unfunded lending commitments	1,687		1,829		1,702
Allowance for credit losses	$15,782		$17,997		$21,091

Asset Quality Indicators
Allowance for loan and lease losses/Total loans and leases (2)		1.55%		1.80%		1.96%
Allowance for loan and lease losses/Total nonperforming loans and leases (4)		287		313		441
Ratio of the allowance for loan and lease losses/Annualized net charge-offs		5.90		4.85		4.21

(1)Ratios are calculated as allowance for loan and lease losses as a percentage of loans and leases outstanding excluding loans accounted for under the fair value option. Consumer loans accounted for under the fair value option include residential mortgage loans of $257 million, $275 million and $330 million and home equity loans of $397 million, $418 million and $354 million at June 30, 2021, March 31, 2021 and June 30, 2020, respectively. Commercial loans accounted for under the fair value option include U.S. commercial loans of $4.2 billion, $4.2 billion and $5.1 billion and non-U.S. commercial loans of $1.9 billion, $2.1 billion and $3.4 billion at June 30, 2021, March 31, 2021 and June 30, 2020, respectively.
(2)Total loans and leases do not include loans accounted for under the fair value option of $6.7 billion, $7.0 billion and $9.2 billion at June 30, 2021, March 31, 2021 and June 30, 2020, respectively.
(3)Includes allowance for loan and lease losses for U.S. small business commercial loans of $1.4 billion, $1.5 billion and $1.4 billion at June 30, 2021, March 31, 2021 and June 30, 2020, respectively.
(4)Allowance for loan and lease losses includes $7.5 billion, $8.7 billion and $10.5 billion allocated to products (primarily the Consumer Lending portfolios within Consumer Banking) that are excluded from nonperforming loans and leases at June 30, 2021, March 31, 2021 and June 30, 2020, respectively. Excluding these amounts, allowance for loan and lease losses as a percentage of total nonperforming loans and leases was 134 percent, 144 percent and 202 percent at June 30, 2021, March 31, 2021 and June 30, 2020, respectively.
n/m = not meaningful

Certain prior-period amounts have been reclassified to conform to current-period presentation.

Current-period information is preliminary and based on company data available at the time of the presentation.	32

Exhibit A: Non-GAAP Reconciliations

Bank of America Corporation and Subsidiaries
Reconciliations to GAAP Financial Measures
(Dollars in millions, except per share information)

The Corporation evaluates its business based on the following ratios that utilize tangible equity, a non-GAAP financial measure. Tangible equity represents an adjusted shareholders’ equity or common shareholders’ equity amount which has been reduced by goodwill and intangible assets (excluding mortgage servicing rights), net of related deferred tax liabilities. Return on average tangible common shareholders’ equity measures the Corporation’s net income applicable to common shareholders as a percentage of adjusted average common shareholders’ equity. The tangible common equity ratio represents adjusted ending common shareholders’ equity divided by total assets less goodwill and intangible assets (excluding mortgage servicing rights), net of related deferred tax liabilities. Return on average tangible shareholders’ equity measures the Corporation’s net income as a percentage of adjusted average total shareholders’ equity. The tangible equity ratio represents adjusted ending shareholders’ equity divided by total assets less goodwill and intangible assets (excluding mortgage servicing rights), net of related deferred tax liabilities. Tangible book value per common share represents adjusted ending common shareholders’ equity divided by ending common shares outstanding. These measures are used to evaluate the Corporation’s use of equity. In addition, profitability, relationship and investment models all use return on average tangible shareholders’ equity as key measures to support our overall growth goals.

See the tables below for reconciliations of these non-GAAP financial measures to the most closely related financial measures defined by GAAP for the six months ended June 30, 2021 and 2020, and the three months ended June 30, 2021, March 31, 2021, December 31, 2020, September 30, 2020 and June 30, 2020. The Corporation believes the use of these non-GAAP financial measures provides additional clarity in understanding its results of operations and trends. Other companies may define or calculate supplemental financial data differently.

	Six Months Ended June 30		Second Quarter 2021	First Quarter 2021	Fourth Quarter 2020	Third Quarter 2020	Second Quarter 2020
	2021	2020

Reconciliation of income before income taxes to pretax, pre-provision income
Income before income taxes	$17,208	$8,330	$8,042	$9,166	$6,119	$4,546	$3,799
Provision for credit losses	(3,481)	9,878	(1,621)	(1,860)	53	1,389	5,117
Pretax, pre-provision income	$13,727	$18,208	$6,421	$7,306	$6,172	$5,935	$8,916

Reconciliation of average shareholders’ equity to average tangible shareholders’ equity and average tangible common shareholders’ equity
Shareholders’ equity	$274,341	$265,425	$274,632	$274,047	$271,020	$267,323	$266,316
Goodwill	(68,987)	(68,951)	(69,023)	(68,951)	(68,951)	(68,951)	(68,951)
Intangible assets (excluding mortgage servicing rights)	(2,179)	(1,648)	(2,212)	(2,146)	(2,173)	(1,976)	(1,640)
Related deferred tax liabilities	917	759	915	920	910	855	790
Tangible shareholders’ equity	$204,092	$195,585	$204,312	$203,870	$200,806	$197,251	$196,515
Preferred stock	(24,039)	(23,442)	(23,684)	(24,399)	(24,180)	(23,427)	(23,427)
Tangible common shareholders’ equity	$180,053	$172,143	$180,628	$179,471	$176,626	$173,824	$173,088

Reconciliation of period-end shareholders’ equity to period-end tangible shareholders’ equity and period-end tangible common shareholders’ equity
Shareholders’ equity	$277,119	$265,637	$277,119	$274,000	$272,924	$268,850	$265,637
Goodwill	(69,023)	(68,951)	(69,023)	(68,951)	(68,951)	(68,951)	(68,951)
Intangible assets (excluding mortgage servicing rights)	(2,192)	(1,630)	(2,192)	(2,134)	(2,151)	(2,185)	(1,630)
Related deferred tax liabilities	915	789	915	915	920	910	789
Tangible shareholders’ equity	$206,819	$195,845	$206,819	$203,830	$202,742	$198,624	$195,845
Preferred stock	(23,441)	(23,427)	(23,441)	(24,319)	(24,510)	(23,427)	(23,427)
Tangible common shareholders’ equity	$183,378	$172,418	$183,378	$179,511	$178,232	$175,197	$172,418

Reconciliation of period-end assets to period-end tangible assets
Assets	$3,029,894	$2,741,688	$3,029,894	$2,969,992	$2,819,627	$2,738,452	$2,741,688
Goodwill	(69,023)	(68,951)	(69,023)	(68,951)	(68,951)	(68,951)	(68,951)
Intangible assets (excluding mortgage servicing rights)	(2,192)	(1,630)	(2,192)	(2,134)	(2,151)	(2,185)	(1,630)
Related deferred tax liabilities	915	789	915	915	920	910	789
Tangible assets	$2,959,594	$2,671,896	$2,959,594	$2,899,822	$2,749,445	$2,668,226	$2,671,896

Book value per share of common stock
Common shareholders’ equity	$253,678	$242,210	$253,678	$249,681	$248,414	$245,423	$242,210
Ending common shares issued and outstanding	8,487.2	8,664.1	8,487.2	8,589.7	8,650.8	8,661.5	8,664.1
Book value per share of common stock	$29.89	$27.96	$29.89	$29.07	$28.72	$28.33	$27.96

Tangible book value per share of common stock
Tangible common shareholders’ equity	$183,378	$172,418	$183,378	$179,511	$178,232	$175,197	$172,418
Ending common shares issued and outstanding	8,487.2	8,664.1	8,487.2	8,589.7	8,650.8	8,661.5	8,664.1
Tangible book value per share of common stock	$21.61	$19.90	$21.61	$20.90	$20.60	$20.23	$19.90

Certain prior-period amounts have been reclassified to conform to current-period presentation.

Current-period information is preliminary and based on company data available at the time of the presentation.	33